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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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April 7, 2003

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders, to be held on Wednesday, May 28, 2003 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

        The enclosed Notice and Proxy Statement contain details concerning the matters to be considered during the Annual Meeting. At the Annual Meeting, you will be asked to (i) elect three directors to each serve a three-year term; (ii) approve the Company's proposed 2003 Equity Incentive Plan; (iii) approve the Company's proposed Employee Stock Purchase Plan; (iv) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants; and (v) transact such other business as may properly come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of each of the three directors, "FOR" approval of the 2003 Equity Incentive Plan, "FOR" approval of the Employee Stock Purchase Plan and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP. Please complete, sign and return your Proxy in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend.

        We look forward to seeing you at the Annual Meeting and thank you for your support.

Mace Siegel Chairman of the Board

Arthur Coppola President and Chief Executive Officer

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2003

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of The Macerich Company, a Maryland corporation (the "Company"), will be held on Wednesday, May 28, 2003 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California, for the following purposes described in this Notice and Proxy Statement:

  (1)
  To elect three members of the Board of Directors, each to serve for a three-year term and until his successor is duly elected and qualifies;

  (2)
  To approve the Company's 2003 Equity Incentive Plan;

  (3)
  To approve the Company's Employee Stock Purchase Plan;

  (4)
  To consider and vote upon ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the year ending December 31, 2003; and

  (5)
  To consider and act upon any other matter that may properly be brought before the Annual Meeting and at any adjournment or postponement thereof.

        Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

        The Board of Directors has fixed the close of business on Friday, March 17, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of record of the Company's common stock, $.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

        You are requested to complete and sign the enclosed form of Proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Any Proxy may be revoked by delivery of a later dated Proxy, by written notice of revocation or by attending the Annual Meeting and voting in person.

                      By Order of the Board of Directors

                      Richard A. Bayer
                       Secretary

Santa Monica, California
April 7, 2003

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT
FOR 2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2003

        This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of The Macerich Company, a Maryland corporation (the "Company"), for use at its 2003 Annual Meeting of Stockholders to be held on Wednesday, May 28, 2003 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy are first being sent to stockholders on or about April 7, 2003. The Company's 2002 Annual Report, including financial statements for the fiscal year ended December 31, 2002, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, our stockholders will vote on the following matters:

  (1)
  the election of three directors;

  (2)
  the approval of the Company's 2003 Equity Incentive Plan;

  (3)
  the approval of the Company's Employee Stock Purchase Plan; and

  (4)
  the ratification of the Company's independent accountants.

        In addition, our stockholders will transact any other business that properly comes before the meeting. Management of the Company will also respond to any questions from our stockholders.

Who is entitled to vote?

        Only holders of record at the close of business on the record date, March 17, 2003 (the "Record Date"), of the Company's common stock, $.01 par value per share (the "Common Stock"), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. The Common Stock is the only class of securities of the Company authorized to vote. Under the Company's Charter and applicable law, a stockholder is not entitled to cumulative voting rights in the election of directors.

Who can attend the Annual Meeting?

        All stockholders of the Company as of the Record Date, or their duly appointed Proxies, may attend the Annual Meeting.

What constitutes a quorum?

        The presence, in person or by proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual

Meeting. As of the Record Date, 52,121,850 shares of Common Stock were outstanding and entitled to vote. Abstentions will count toward the presence of a quorum.

How do I vote?

        If you complete and properly sign the accompanying Proxy and return it in the enclosed postage prepaid envelope, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy or vote in person.

        If no instructions are given on your returned Proxy, the shares will be voted FOR the election of each of the three nominees for director, FOR approval of the 2003 Equity Incentive Plan, FOR approval of the Employee Stock Purchase Plan and FOR the ratification of the Company's independent accountants. The holders of the Proxy will also have discretionary authority to vote on other matters that may be properly brought before the Annual Meeting or that may be incident to the conduct of the meeting. It is not anticipated that any matter, other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders. Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

Can I change my vote after I return my Proxy card?

        Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person, whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given Proxy.

What are the Board of Director's recommendations?

        Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote in accordance with the recommendations of the Company's Board of Directors. The Board's recommendations are set forth together with the description of each matter in this Proxy Statement. In summary, the Board recommends a vote:

  •
  FOR election of each of the three nominated directors;

  •
  FOR approval of the 2003 Equity Incentive Plan;

  •
  FOR approval of the 2003 Employee Stock Purchase Plan; and

  •
  FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2003.

        With respect to any other matter that properly comes before the meeting, the Proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

What vote is required to approve each matter?

        Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at the Annual Meeting in person or by Proxy will be required for the election of each director nominee and the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent accountants. Abstentions are not counted as votes cast and will have no effect on the vote for the election of the directors or the ratification of the appointment of PricewaterhouseCoopers LLP.

        The affirmative vote of a majority of the votes cast on the proposal is required to approve each of the 2003 Equity Incentive Plan and the Employee Stock Purchase Plan, provided that the total vote cast on the applicable proposal represents over 50% in interest of all securities entitled to vote on the proposal. Under the New York Stock Exchange rules, for purposes of the vote to approve the 2003 Equity Incentive Plan and the vote to approve the Employee Stock Purchase Plan, an abstention constitutes a vote cast, a broker non-vote does not. If holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, a broker non-vote will not have any effect on the result of the vote, while an abstention will have the same effect as a vote against the proposal.

PROPOSAL 1: ELECTION OF DIRECTORS

        The Bylaws provide that the Board of Directors consists of nine directors. The Board is divided into three classes with each class constituting one-third of the total number of directors. Each class serves a three-year term. The present term for the Class Three directors expires at the Annual Meeting, and the present terms for the Class One and Class Two directors expire at the annual meetings of stockholders to be held in 2004 and 2005, respectively. Each director holds such office until his or her successor is duly elected and qualifies.

        The three Class Three directors will be elected at the Annual Meeting to hold office until the annual meeting of stockholders in 2006 and until their respective successors are duly elected and qualify. The Board of Directors, based on the recommendations of the Nominating Committee, has nominated Arthur M. Coppola, James S. Cownie and Mace Siegel to continue to serve as Class Three directors of the Company (the "Nominees"). Each of the Nominees is currently serving as a director of the Company and has consented to be named and to serve if elected. However, if any nominee is unavailable for election or unable to serve, the Proxy holders may vote for another person nominated by the Board of Directors or the Board may amend the Bylaws to reduce the number of directors to be elected at the Annual Meeting.

        The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's Bylaws. See "Other Matters-Stockholder Proposals" for a summary of these requirements.

        Election of each director requires the affirmative vote of a majority of all of the votes cast on the matter at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

Information Regarding Nominees and Directors

        The following table and biographical descriptions set forth certain information with respect to the directors of the Company (including the Nominees), each of whom has served continuously since elected, based on information furnished to the Company by each such director. The following information is as of March 1, 2003, unless otherwise specified.

Name	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)	Percent of Class(4)
Nominees
Class Three:
Arthur M. Coppola(5)	51	1994	1,064,014(6)(7)(8)	2.04%	1,443,316	4.68%
James S. Cownie	58	1994	200,472(9)(10)(11)	*	—	*
Mace Siegel	77	1994	170,875(12)(13)	*	3,514,316(14)	6.62%
Continuing Directors
Class One:
Edward C. Coppola(5)	48	1994	466,316(15)(16)(17)	*	841,368	2.46%
Fred S. Hubbell	51	1994	113,134(18)(19)(20)	*	—	*
Dr. William P. Sexton	64	1994	46,556(9)(21)	*	—	*
Class Two:
Dana K. Anderson	68	1994	101,716(22)(23)	*	1,332,632(24)	2.67%
Theodore S. Hochstim	75	1994	48,019(25)(26)	*	—	*
Stanley A. Moore	64	1994	57,019(25)(9)	*	—	*

*
The percentage of shares beneficially owned by this director does not exceed one percent of the Company's Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units (as defined in Note 3 below) listed.

(2)
Assumes that none of the outstanding OP Units or any convertible securities of the Company are redeemed for or converted into shares of Common Stock.

(3)
The Company is the sole general partner of, and owns an aggregate of approximately 82% of the common and preferred ownership interests ("OP Units") in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Operating Partnership holds directly or indirectly substantially all of the Company's interests in 56 regional shopping malls, 20 community centers and two development projects (the "Centers"). In connection with the formation of the Company and the Operating Partnership, as well as subsequent acquisitions of certain Centers, OP Units were issued to certain persons in connection with the transfer of their interests in certain Centers. The OP Units are redeemable at the election of the holder for cash or, at the election of the Company, for shares of Common Stock on a one-for-one basis (subject to antidilution provisions).

(4)
Assumes that all OP Units held by the person are redeemed for shares of Common Stock and that none of the OP Units or any convertible securities of the Company held by other persons are redeemed for or converted into shares of Common Stock, notwithstanding the percentage limitations under the Company's Charter which limit the number of shares that may be acquired by such person.

(5)
Edward Coppola and Arthur Coppola are brothers.

(6)
Includes 1,000 shares held by Mr. A. Coppola as custodian for his minor son.

(7)
Includes 139,149 shares of non-transferrable restricted stock granted to Mr. A. Coppola under the Company's Amended and Restated 1994 Incentive Plan, as amended (the "1994 Incentive Plan") or the 2000 Incentive Plan that will vest after April 30, 2003.

(8)
Includes 600,000 shares subject to options granted to Mr. A. Coppola under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003. Also includes 51,488 shares of Common Stock pledged to secure the loan to Mr. Coppola described on page 19 of this Proxy Statement under "Loans to Executive Officers."

(9)
Includes 30,500 shares subject to options granted to this director under the Company's 1994 Eligible Directors' Stock Option Plan (the "Director Plan"), the 1994 Incentive Plan or the 2000 Incentive Plan which are currently exercisable or become exercisable before May 1, 2003.

(10)
Includes 16,597 stock units credited to Mr. Cownie under the terms of the Company's Eligible Directors' Deferred Compensation/Phantom Stock Plan (the "Director Phantom Stock Plan"), the vesting and terms of which are described under "Compensation of Directors" below ("stock units"). Stock units are payable solely in shares of Common Stock, do not represent outstanding shares or have voting rights and are non-transferrable.

(11)
Includes 3,750 shares owned by Mr. Cownie's wife as to which shares Mr. Cownie has neither voting nor investment power and disclaims any beneficial ownership. Also includes 9,625 shares held in trust for unrelated third parties of which Mr. Cownie and his wife are trustees.

(12)
Includes 154,164 shares of Common Stock held by the Siegel Living Trust.

(13)
Includes 16,711 shares subject to options granted to Mr. Siegel under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003.

(14)
All 3,514,316 OP Units are held by the Siegel Living Trust.

(15)
Includes 290,000 shares subject to options granted to Mr. E. Coppola under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003. Also includes 39,869 shares of Common Stock pledged to secure the loan to Mr. Coppola described on page 19 of this Proxy Statement under "Loans to Executive Officers."

(16)
Includes 31,000 shares held by the E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) and 3,000 shares held by Mr. E. Coppola as custodian for his minor children. This family partnership is 90% owned by the trusts for Mr. Coppola's children and 5% owned by each of Mr. Coppola and his wife. Mr. Coppola disclaims any beneficial ownership of the shares held by his wife.

(17)
Includes 22,151 shares of non-transferrable restricted stock granted to Mr. E. Coppola under the 1994 Incentive Plan or the 2000 Incentive Plan that will vest after April 30, 2003.

(18)
Includes 900 shares held in trust by Mr. Hubbell as trustee and 10,000 shares held in trust for the benefit of Mr. Hubbell and his descendants. Also includes 2,500 shares held by a foundation of which Mr. Hubbell and his wife are trustees. Also includes 4,000 shares held by his wife as to which Mr. Hubbell has neither voting or investment power and disclaims any beneficial ownership.

(19)
Includes 26,000 shares subject to options granted to Mr. Hubbell under the Director Plan, the 1994 Incentive Plan or the 2000 Incentive Plan which are currently exercisable or become exercisable before May 1, 2003.

(20)
Includes 16,134 stock units credited to Mr. Hubbell under the terms of the Director Phantom Stock Plan.

(21)
Includes 16,056 stock units credited to Dr. Sexton under the terms of the Director Phantom Stock Plan.

(22)
Includes 85,512 shares held in trust by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

(23)
Includes 15,754 shares subject to options granted to Mr. Anderson under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003.

(24)
All 1,332,632 OP Units are held by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

(25)
Includes 16,519 stock units credited to this director under the terms of the Director Phantom Stock Plan.

(26)
Includes 26,000 shares subject to options granted to Mr. Hochstim under the Director Plan, the 1994 Incentive Plan and the 2000 Incentive Plan which are currently exercisable or become exercisable before May 1, 2003.

        The Company was formed on September 9, 1993 to continue the business of The Macerich Group, which had been engaged in the shopping center business since 1965. The principals of The Macerich Group consisted of Mace Siegel, Arthur Coppola, Dana Anderson, Edward Coppola, Richard Cohen and certain of their family members, relatives and business associates. The Company conducts all of its business through the Operating Partnership, the property partnerships and limited liability companies that own title to the Centers (the "Property Partnerships") and various management companies, Macerich Property Management Company, LLC, Macerich Management Company, Westcor Partners, LLC, Macerich Westcor Management, LLC and Westcor Partners of Colorado, LLC. The management companies provide property management, leasing and other related services to the Company's properties. The Operating Partnership owns 100% of the non-voting preferred stock of Macerich Management Company, and all of the common stock of such company is owned by Messrs. Siegel, A. Coppola, Anderson and E. Coppola (the "Principals"). See "Certain Transactions." Macerich Property Management Company, LLC, Westcor Partners, LLC, Macerich Westcor Management, LLC and Westcor Partners of Colorado, LLC are each 100% owned directly or indirectly by the Operating Partnership.

        The following provides certain biographical information with respect to all directors of the Company, including the Nominees.

        Dana K. Anderson has been Vice Chairman of the Board of Directors since its formation. In addition, Mr. Anderson served as Chief Operating Officer of the Company from its formation until December 1997. Mr. Anderson has been with The Macerich Group since 1966. He has 37 years of shopping center experience with The Macerich Group and the Company and 41 years of experience in the real estate industry. Mr. Anderson is a member of the Board of Directors of Alvamar Development Corp., a real estate development company.

        Arthur M. Coppola has been President and Chief Executive Officer of the Company since its formation. Mr. Coppola has 28 years of experience in the shopping center industry, all of which has been with The Macerich Group and the Company. Mr. Coppola is also an attorney and a certified public accountant and a member of the Executive Committee of the Real Estate Roundtable. In addition, Mr. Coppola is a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") and its Executive Committee as well as the treasurer of NAREIT.

        Edward C. Coppola has been Executive Vice President of the Company since its formation. He is responsible for directing the Company's acquisition activities and establishing the Company's strategic direction. He is also actively involved in the Company's capital market activities and in developing and maintaining relationships with joint venture partners. He has 27 years of shopping center experience with The Macerich Group and the Company. Mr. Coppola is also an attorney.

        James S. Cownie, currently a private investor, was the former Chairman of New Heritage Associates, a cable television operator with cable properties located in the Minneapolis/St. Paul, Minnesota area from 1991 to 1996. Prior to that, Mr. Cownie was Co-Founder and President of Heritage Communications, Inc., a cable television operator serving 22 states, from 1971 to 1990. Mr. Cownie is a member of the Board of Directors of Da-Lite Screen Company, a manufacturer of audio-visual equipment; MARKETLINK, INC., a cable telemarketing firm; and National By-Products, Inc., a converter of animal byproducts. Mr. Cownie serves on the Audit and Executive Committees of National By-Products, Inc.

        Theodore S. Hochstim has been a self-employed real estate consultant for various department store companies and major shopping center owners since 1983. Previously, Mr. Hochstim was employed as a real estate executive by Sears Roebuck & Co. from 1967 to 1977 and by Federated Department Stores from 1977 to 1983. Mr. Hochstim currently serves on the Board of Directors and Audit Committee of Brown Brothers Harriman Trust Company of Texas, a trust company located in Dallas, Texas. Mr. Hochstim is also an attorney and a member of the Bar of New York and Texas.

        Fred S. Hubbell is a member of the Executive Board and Chairman of the Executive Committees of the Americas and Asia/Pacific for ING Group, a Netherlands-based banking, insurance and asset management company, and has served in such position since January 2000. From February 1999 until January 2000, Mr. Hubbell was a member of the Executive Committee of Financial Services International for ING Group and from October 1997 until February 1999, Mr. Hubbell was President and Chief Executive Officer of the United States Life and Annuities Operations for ING Group. Mr. Hubbell was formerly Chairman, President and Chief Executive Officer of Equitable of Iowa Companies, an insurance holding company, serving in his position as Chairman from May 1993 to October 1997, and as President and Chief Executive Officer from May 1989 to October 1997. Mr. Hubbell served in various capacities with Equitable of Iowa Companies since 1983, in addition to serving as Chairman of Younker's, a department store chain and subsidiary of Equitable of Iowa Companies, from 1985 until 1992, when the retail subsidiary was sold. Mr. Hubbell is also an attorney.

        Stanley A. Moore is Chief Executive Officer of Overton, Moore & Associates, Inc., which constructs, owns and manages office, industrial and mixed-use space and has served in such position since 1973. Mr. Moore also has been a director of Overton, Moore & Associates, Inc. since 1973. Mr. Moore is past president of the Southern California Chapter of the National Association of Industrial and Office Parks, and is a board member of the Economic Resources Corporation of South Central Los Angeles.

        Dr. William P. Sexton is Vice President, Emeritus, University Relations of the University of Notre Dame and has served in such position since 1983. Dr. Sexton is also a Full Professor in the Management Department and teaches in the University's Executive MBA Program. Dr. Sexton has been employed as a professor in the Management Department of the Business School at Notre Dame since 1966.

        Mace Siegel has been Chairman of the Board of Directors of the Company since its formation. Mr. Siegel founded The Macerich Group in 1965 and has 50 years of experience in the shopping center business.

The Board of Directors and its Committees

        Board of Directors.    The Company is managed under the direction of a Board of Directors composed of nine members, a majority of whom are neither officers or employees of the Company. The Board of Directors met six times in 2002. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and of each committee on which he served during 2002.

        Executive Committee.    The Executive Committee of the Board of Directors consists of Messrs. Moore, Siegel and A. Coppola and has such authority as is delegated by the Board of Directors, including authority to negotiate and implement acquisitions and to execute certain contracts and agreements with unaffiliated third parties. The primary purposes of the Executive Committee are (i) to exercise, during intervals between meetings of the Board of Directors and subject to certain limitations, all of the powers of the Board of Directors, (ii) to monitor and advise the Board of Directors on strategic business planning for the Company, and (iii) to deal with matters relating to the directors of the Company. The Executive Committee did not meet during 2002.

        Audit Committee.    The Board's Audit Committee consists of Messrs. Hochstim and Cownie and Dr. Sexton, none of whom are officers or employees of the Company. The Audit Committee reviews the Company's financial statements with management and the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, pre-approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and permitted non-audit service fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met five times during 2002. Mr. Hochstim and Dr. Sexton attended all of the meetings and Mr. Cownie attended four of the five meetings.

        Compensation Committee.    The members of the Compensation Committee are Messrs. Moore and Cownie and Dr. Sexton, none of whom is an officer or employee of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation for the Company's officers and key employees, in addition to administering certain of the Company's employee benefit and stock plans. The Compensation Committee met three times during 2002 and each member attended all meetings.

        Nominating Committee.    The Nominating Committee consists of Messrs. Cownie, Hochstim and Hubbell, none of whom are officers or employees of the Company. This Committee makes recommendations to the Board of Directors of persons to be designated as nominees of the Board for election as a director at the next annual meeting of stockholders. The Nominating Committee will also recommend to the Board a nominee to fill any vacancy on the Board and make recommendations to the Board concerning the qualifications and desirability of any stockholder nominees. The Nominating Committee will consider nominees for director recommended by stockholders in written submissions to the Company's Secretary made in accordance with the Company's Bylaws. The Nominating Committee met once in 2002 and all members attended.

Compensation of Directors

        Non-employee directors are compensated for their services according to a standard arrangement authorized by resolution of the Board of Directors. Subject to elections under the Director Phantom Stock Plan, each non-employee director is entitled to an annual retainer fee of $25,000, payable in equal quarterly installments, plus a fee of $1,000 for each Board meeting attended and $500 for every telephonic meeting attended. Non-employee directors attending any committee meeting are also entitled to an additional fee of $1,000 for each committee meeting attended and $500 for every telephonic meeting attended, unless the committee meeting is held on the day of a meeting of the Board of Directors. The Chairman of each committee also receives twice the amount of any meeting fees paid to the committee members. A Board member who is also an employee of the Company does not receive compensation for service as a director. Messrs. Siegel, A. Coppola, Anderson and E. Coppola are the only directors who are also employees of the Company or a subsidiary. The reasonable expenses incurred by each director in connection with the performance of the director's duties are also reimbursed by the Company.

        Commencing December 31, 1997, the Board established a policy providing that each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or affiliates, on each December 31 automatically will receive an annual aggregate grant of options to purchase 5,000 shares of Common Stock having an option price equal to 100% of the fair market value of the Common Stock at the date of grant of such options. Each non-employee director, upon joining the Board of Directors, will also receive an initial grant of options to purchase 2,500 shares of Common Stock having an option price equal to 100% of the fair market value of the Common Stock on such date. These option grants have been made pursuant to the Company's current stock benefit plans, including the Director Plan, the 1994 Incentive Plan and the 2000 Incentive Plan. If the new plan is approved by stockholders, future grants to non-employee directors will be made pursuant to the 2003 Equity Incentive Plan which provides for substantially the same automatic annual option grants.

        Pursuant to the terms of the 2000 Incentive Plan, on December 31, 2002, Messrs. Cownie, Hochstim, Hubbell and Moore and Dr. Sexton were each granted options to purchase 5,000 shares of Common Stock at a price of $30.75 per share. All of these options become fully exercisable six months after the date of grant. The options generally expire on the earlier of 12 months after a termination of service or 10 years after the date of grant.

        The Director Phantom Stock Plan offers eligible directors the opportunity to defer cash compensation for up to three years and to receive that compensation (to the extent that it is actually earned by service during that period) in shares of Common Stock rather than in cash after termination of service or a predetermined period. Such compensation includes the annual retainer, regular meeting fees and special meeting fees payable by the Company to an eligible director. Deferred amounts are credited as stock units at the beginning of the applicable deferral period based on the then current market price of the Common Stock. Stock unit balances are credited with dividend equivalents (priced at market) and are ultimately paid out in shares on a 1:1 basis. A maximum of 250,000 shares of Common Stock may be issued in total under the Director Phantom Stock Plan, subject to certain customary adjustments. In 2002, Messrs. Cownie, Hochstim, Hubbell and Moore and Dr. Sexton were credited with approximately 1,189, 1,184, 1,157, 1,184 and 1,151 dividend equivalent stock units (which also vest based on service) under the Director Phantom Stock Plan, respectively. The vesting of the stock units is accelerated in case of the death or disability of a director or, after a change in control event, the termination of his services as a director.

Executive Officers

        The following table sets forth the names, ages and positions of the executive officers of the Company, the date each became an officer of the Company, and the number of shares of the Company's Common Stock and OP Units beneficially owned by each of them as of March 1, 2003.

Executive officers of the Company serve at the pleasure of the Board of Directors. All but one of the executive officers of the Company have employment agreements with the Company as described below.

Name	Age	Position	Officer Since	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class(2)	Amount and Nature of Beneficial Ownership of OP Units(1)		Percent of Class(3)
Mace Siegel	77	Chairman of the Board of Directors	1993	170,875(4)(5)	*	3,514,316	(6)	6.62%
Arthur M. Coppola	51	President and Chief Executive Officer	1993	1,064,014(7)(8)(9)	2.04%	1,443,316		4.68%
Dana K. Anderson	68	Vice Chairman of the Board of Directors	1993	101,716(10)(11)	*	1,332,632	(12)	2.67%
Edward C. Coppola	48	Executive Vice President	1993	466,316(13)(14)(15)	*	841,368		2.46%
Thomas E. O'Hern	47	Executive Vice President, Chief Financial Officer and Treasurer	1993	103,343(16)(17)(18)	*	—		*
Richard A. Bayer	53	Executive Vice President, General Counsel and Secretary	1994	85,093(19)(20)	*	—		*
David J. Contis	44	Executive Vice President and Chief Operating Officer	1997	142,941(21)(22)(23)	*	—		*
Larry E. Sidwell	59	Executive Vice President, Real Estate	1998	104,720(24)(25)	*	—		*

*
The percentage of shares beneficially owned by this executive officer does not exceed one percent of the Company's Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units listed.

(2)
Assumes that none of the outstanding OP Units or any convertible securities of the Company are redeemed for or converted into shares of Common Stock.

(3)
Assumes that all OP Units held by the person are redeemed for shares of Common Stock and that none of the OP Units or any convertible securities of the Company held by other persons are redeemed for or converted into shares of Common Stock, notwithstanding the percentage limitations under the Company's Charter which limit the number of shares that may be acquired by such person.

(4)
Includes 16,711 shares subject to options granted to Mr. Siegel under the 1994 Incentive Plan that are currently exercisable or exercisable before May 1, 2003.

(5)
Includes 154,164 shares of Common Stock held by the Siegel Living Trust.

(6)
All 3,514,316 OP Units are held by the Siegel Living Trust.

(7)
Includes 1,000 shares held by Mr. A. Coppola as custodian for his minor son.

(8)
Includes 600,000 shares subject to options granted to Mr. A. Coppola under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003. Also includes 51,488 shares of Common Stock pledged to secure the loan to Mr. Coppola described on page 19 of this Proxy Statement under "Loans to Executive Officers."

(9)
Includes 139,149 shares of non-transferrable restricted stock granted to Mr. A. Coppola under the 1994 Incentive Plan or the 2000 Incentive Plan that will vest after April 30, 2003.

(10)
Includes 85,512 shares held in trust by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

(11)
Includes 15,754 shares subject to options granted to Mr. Anderson under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003.

(12)
All 1,332,632 OP Units are held by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

(13)
Includes 290,000 shares subject to options granted to Mr. E. Coppola under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003. Also includes 39,869 shares of Common Stock pledged to secure the loan to Mr. Coppola described on page 19 of this Proxy Statement under "Loans to Executive Officers."

(14)
Includes 31,000 shares held by the E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) and 3,000 shares held by Mr. E. Coppola as custodian for his minor children. This family partnership is 90% owned by the trusts for Mr. Coppola's children and 5% owned by each of Mr. Coppola and his wife. Mr. Coppola disclaims any beneficial ownership of the shares held by his wife.

(15)
Includes 22,151 shares of non-transferrable restricted stock granted to Mr. E. Coppola under the 1994 Incentive Plan or 2000 Incentive Plan that will vest after April 30, 2003.

(16)
Includes 44,938 shares subject to options granted to Mr. O'Hern under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003.

(17)
Includes 2,995 shares held by Mr. O'Hern as custodian for his minor children.

(18)
Includes 12,453 shares of non-transferrable restricted stock granted to Mr. O'Hern under the 1994 Incentive Plan or the 2000 Incentive Plan that will vest after April 30, 2003 and 717 shares of Common Stock held for Mr. O'Hern under the Company's 401(k)/Profit Sharing Plan.

(19)
Includes 52,866 shares subject to options granted to Mr. Bayer under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003 and 2,895 shares held by Mr. Bayer as custodian for his minor children. Also includes shares of Common Stock held by the Bayer Trust for which Mr. Bayer and his wife are co-trustees.

(20)
Includes 10,492 shares of non-transferrable restricted stock granted to Mr. Bayer under the 1994 Incentive Plan or the 2000 Incentive Plan that will vest after April 30, 2003.

(21)
Includes 40,000 shares subject to options granted to Mr. Contis under the 1994 Incentive Plan that are currently exercisable or become exercisable before May 1, 2003. Also includes 39,869 shares of Common Stock pledged to secure the loan to Mr. Contis described on page 19 of this Proxy Statement under "Loans to Executive Officers."

(22)
Includes 18,997 shares of non-transferrable restricted stock granted to Mr. Contis under the 1994 Incentive Plan or the 2000 Incentive Plan that will vest after April 30, 2003.

(23)
Includes 600 shares owned by Mr. Contis' wife as to which shares Mr. Contis has neither voting nor investment power and disclaims any beneficial ownership, and 2,300 shares held by Mr. Contis as custodian for his minor children. In addition, includes 34,442 shares held in the Contis Family Trust for which Mr. Contis and his wife are co-trustees.

(24)
Includes 40,000 shares subject to options granted to Mr. Sidwell under the 1994 Incentive Plan that are currently exercisable or exercisable before May 1, 2003.

(25)
Includes 14,374 shares of non-transferrable restricted stock granted to Mr. Sidwell under the 1994 Incentive Plan or the 2000 Incentive Plan that will vest after April 30, 2003. Also includes 4,000 stock units issued pursuant to the 1994 Incentive Plan which are fully vested and will be distributed in two equal annual installments beginning March 31, 2003.

        Biographical information concerning Messrs. Siegel, A. Coppola, Anderson and E. Coppola is set forth under the caption "Information Regarding Nominees and Directors."

        Thomas E. O'Hern has been an Executive Vice President of the Company since December 1998 and has been the Chief Financial Officer and Treasurer of the Company since July 1994. Mr. O'Hern also served as a Senior Vice President of the Company from March 1994 to December 1998. From the formation of the Company to July 1994, Mr. O'Hern served as Chief Accounting Officer, Treasurer and Secretary of the Company. Mr. O'Hern is a member of the Board of Directors of The Abbey Company, a commercial real estate organization and Linux Progeny, Inc., a private software company and is a trustee for Little Company of Mary Hospital Foundation. Mr. O'Hern is also a certified public accountant.

        Richard A. Bayer joined the Company in May 1994, and has been General Counsel and Secretary of the Company since July 28, 1994 and an Executive Vice President of the Company since December 1998. From 1983 to 1994, Mr. Bayer was an attorney with the law firm of O'Melveny & Myers LLP. From 1972 to 1983, Mr. Bayer held various professional positions at the University of California, San Diego, including Resident Dean of Revelle College and Associate Dean of Students. Mr. Bayer is a member of the Board of Directors of the Independent Colleges of Southern California, Inc., a 501(c)(3) tax-exempt charitable organization and is a member of the Board of Trustees of Whittier College.

        David J. Contis has been employed by the Company since May 1997, and currently serves as its Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Contis was employed from January 1980 to May 1997 by various affiliates of Equity Group Investments Inc., a diversified holding company for the real estate and corporate investments of Mr. Samuel Zell. From 1987 to 1997, Mr. Contis was employed in various capacities by Equity Properties & Development L.P., a subsidiary of Equity Group Investments Inc. Equity Properties & Development L.P. owned and managed a portfolio of 38 retail properties, aggregating 20 million square feet. In 1992, Mr. Contis was named Vice Chairman, Executive Vice President and Chief Operating Officer of Equity Properties & Development L.P. Mr. Contis is a member of the Board of Directors, Compensation Committee and Audit Committee of Dundee Realty Corp., Toronto, Canada. Mr. Contis is also an attorney. In addition, Mr. Contis is a Trustee of the International Council of Shopping Centers.

        Larry E. Sidwell joined the Company in February 1997 as Senior Vice President, Development of the Management Companies, and was appointed Senior Vice President, Development of the Company in April 1998 and is currently Executive Vice President, Real Estate. He is responsible for the Company's redevelopment and expansion activities involving anchor tenants. Mr. Sidwell held various positions with The May Department Stores Company during the period from April 1983 until joining the Company in 1997, including Vice President of the Western Region, and Senior Vice President of May Realty, Inc. Mr. Sidwell was Director of Development of C.B.L. & Associates, Inc. from December 1981 until March 1983, and prior to that held various positions with Sears, Roebuck and Co. during the period commencing in July 1969, including Vice President, Development for the Western Region for Homart Development Co.

Executive Compensation

        The following table and accompanying notes show for the Chairman, Chief Executive Officer, Vice-Chairman and the four next most highly compensated executive officers of the Company, as of December 31, 2002, the aggregate compensation paid by the Company and the Macerich Management Company to such persons during 2002, 2001 and 2000.

Summary Compensation Table

	Annual Compensation(1)				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)(2)	Bonus($)		Restricted Stock Awards($)(3)(4)	Securities Underlying Options/SARs(#)	All Other Compensation ($)(5)(6)
Mace Siegel Chairman	2002 2001 2000	350,000 350,000 350,000	— — —		— — —	— — —	3,745 3,745 17,500
Arthur M. Coppola President and Chief Executive Officer	2002 2001 2000	668,462 500,000 500,000	— (3 (3	) )	4,151,000 675,000 843,750	— — —	95,624 42,349 50,000
Dana K. Anderson Vice Chairman	2002 2001 2000	300,000 300,000 300,000	— — —		— — —	— — —	5,895 5,895 15,000
Edward C. Coppola Executive Vice President	2002 2001 2000	350,000 350,000 350,000	(3 (3 (3	) ) )	375,000 250,000 437,500	— — —	22,983 17,315 22,300
David J. Contis Executive Vice President And Chief Operating Officer	2002 2001 2000	400,000 360,254 310,140	112,901(3)(7 118,751(3)(7 125,374(3)(7	) ) )	350,000 300,000 300,000	— — —	40,000 23,113 20,307
Thomas E. O'Hern Executive Vice President, And Treasurer	2002 2001 2000	350,000 327,885 300,000	(3 110,000 210,000(8	) )	306,250 110,000 110,000	— — —	32,250 26,994 25,300
Richard A. Bayer Executive Vice President, General Counsel and Secretary	2002 2001 2000	300,000 266,827 225,000	(3 90,000 190,000(8	) )	262,500 90,000 90,000	— — —	6,000 5,100 4,971

(1)
The value of all perquisites and personal benefits, securities or property provided by the Company to each of the above executives did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of the executive in any year.

(2)
The base salary for Mr. A. Coppola in 2002 reflects a salary increase from $500,000 to $650,000 retroactive to November 8, 2001. For 2001, the base salary for Messrs. Contis, O'Hern and Bayer increased effective June 1, 2001. Salary earned but deferred under the Company's deferred compensation plans at the election of those officers is included in such amounts. Under split dollar life insurance arrangements with Messrs. Siegel, A. Coppola, Anderson and E. Coppola, the Company has used some portion of the amounts deferred to pay the component of the premium attributable to the whole life element of a life insurance policy for each executive. The Company has not included the amount of premiums attributable to the whole life elements of the policies in the column for "All Other Compensation," where such premium payments are normally reported, because to do so would result in a double reporting of those amounts. The component of the premium attributable to the term element of the policy is not paid by the Company. Since July 30, 2002, the effective date of the Sarbanes-Oxley Act of 2002, the Company has suspended premium payments on the policies due to the uncertainty as to whether such payments would be permitted under the Act.

(3)
The Company established a cash bonus/restricted stock program (the "Restricted Stock Bonus Program") under the 1994 Incentive Plan and the 2000 Incentive Plan for executives and senior officers. In 2000, 2001 and 2002, eligible participants were offered the opportunity to elect to receive all or a portion of what would otherwise have been a cash bonus in restricted stock. Subject to certain conditions, if a participant timely elected to receive restricted stock instead of cash, he received a number of shares of Common Stock that had a market value (not considering the effect of vesting restrictions) as of the date of the award at 1.5 times the amount he would otherwise then receive in cash.

  In 2002, Messrs. E. Coppola, Contis, O'Hern and Bayer elected to participate in the Restricted Stock Bonus Program. The notional cash amount of the executive's bonus received in restricted stock, the number of shares of restricted stock received under the Restricted Stock Bonus Program and the dollar value of such shares as of the grant date based on the closing price of the Common Stock on March 28, 2002 (the last trading day before the grant date) of $30.15 were: Edward Coppola-$150,000; 7,463 shares ($225,000); David Contis-$140,000; 6,965 shares ($210,000); Thomas O'Hern-$122,500; 6,095 shares ($183,750) and Richard Bayer-$105,000; 5,224 shares ($157,500). See also Note (4) below.

  Mr. A. Coppola also elected to participate in the Restricted Stock Program in 2002. The notional cash amount of his bonus received in restricted stock, the number of shares of restricted stock received under the Restricted Stock Bonus Program and the dollar value of such shares as of the grant date based on the closing price of the Common Stock on August 9, 2002 of $30.40 were: $550,000; 27,138 ($825,000). Mr. A. Coppola also received a 100,000 share grant of restricted stock on February 14, 2002 which vests over a five-year period. See "Report of the Compensation Committee". The closing price of the Common Stock on February 14, 2002 was $27.76.

  In 2001, Messrs. A. Coppola, E. Coppola and Contis elected to participate in the Restricted Stock Bonus Program. The notional cash amount of the executive's bonus received in restricted stock, the number of shares of restricted stock received under the Restricted Stock Bonus Program and the dollar value of such shares as of the grant date based on the closing price of the Common Stock on March 30, 2001 (the last trading day before the grant date) of $21.95 were: Arthur Coppola-$270,000; 18,451 shares ($405,000); Edward Coppola-$100,000; 6,834 shares ($150,000); and David Contis-$120,000; 8,200 shares ($180,000). See also Note (4) below.

  In 2000, Messrs. A. Coppola, E. Coppola and Contis elected to participate in the Restricted Stock Bonus Program. The notional cash amount of the executive's bonus received in restricted stock, the number of shares of restricted stock received under the Restricted Stock Bonus Program and the dollar value of such shares as of the measurement date based on the closing price of the Common Stock on February 18, 2000 of $20 1/8 were: Arthur Coppola-$337,500; 25,155 shares ($506,250); Edward Coppola-$175,000; 13,043 shares ($262,500); and David Contis-$120,000; 8,944 shares ($180,000). See also Note (4) below.

(4)
Dollar amount shown equals the number of shares of restricted stock granted in the applicable year (including those grants under the Restricted Stock Bonus Program) multiplied by the stock price on the applicable grant or measurement date. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the shares. The number and dollar value of shares of restricted stock held on December 31, 2002, based on the closing price of the Common Stock on December 31, 2002, of $30.75 were: Arthur Coppola 207,057 shares ($6,367,003); Edward Coppola-42,348 shares ($1,302,201); David Contis-35,220 shares ($1,083,015);

  Thomas O'Hern-22,615 shares ($695,411); and Richard Bayer-18,909 shares ($581,452). All restricted stock granted in 2000 vests over a four-year period, with 25% of the shares vesting on each of the first, second, third and fourth anniversaries of the grant date. Restricted stock granted in 2001 and 2002 vests over a three-year period, with 33 1/3% of the shares vesting on each of the first, second and third anniversaries of the grant date, except for Mr. A. Coppola's February 14, 2002 grant of 100,000 shares which vests over five years. Dividends are paid in cash on all shares of restricted stock at the same rate as on unrestricted shares. The vesting of restricted stock held by executive officers generally will be accelerated if the Company terminates the executive without cause. For Messrs. E. Coppola, Contis, O'Hern and Bayer, the vesting of restricted stock held by these executive officers will be accelerated upon a change of control pursuant to the terms of the agreements discussed below. Vesting can also be accelerated in the discretion of the Committee administering the applicable plans.

(5)
Amounts shown for 2002, 2001 and 2000 include matching deferred compensation contributions by the Company as determined by the Board of Directors annually under certain deferred compensation plans. Amounts shown for Messrs. E. Coppola, Contis, O'Hern and Bayer also include profit sharing contributions by the Company as determined by the Board of Directors annually under the Company's 401(k)/Profit Sharing Plan.

(6)
No amounts were earned in 2000, 2001 or 2002 for these participants based upon selected crediting alternatives under the Company's deferred compensation plans, except Mr. Bayer earned $171 in 2000.

(7)
Represents forgiveness of $110,000 of principal and $2,901 of imputed interest for 2002, represents forgiveness of $110,000 of principal and $8,751 of imputed interest for 2001 and represents forgiveness of $110,000 of principal and $15,374 of imputed interest for 2000 pursuant to a relocation loan agreement between the Company and Mr. Contis. See "Certain Transactions-Loans to Executive Officers." All amounts representing imputed interest were calculated at an imputed rate of 7% per annum. As of May 1, 2002, there was no outstanding principal balance remaining.

(8)
Includes forgiveness of $100,000 of principal of the stock purchase loans made to each of Messrs. O'Hern and Bayer in 1997. See "Certain Transactions-Loans to Executive Officers."

Employment and Termination Benefit Agreements

        The Company or an affiliate has employment agreements with Messrs. Siegel, A. Coppola, Anderson, E. Coppola, O'Hern, Bayer and Sidwell which provide for various benefits, including minimum annual base salaries. Actual salaries paid to each of these executives are set forth in the "Summary Compensation Table" above and exceed the minimum base salaries. All of the agreements are in extension periods and provide for automatic one-year extensions when one year of the term, as extended, remains unless notice to the contrary is delivered by either party within 30 days of the expiration date.

        The employment agreements provide for various payments to the executive officer or his beneficiaries in the event of his death, disability or termination of employment. In the event of death or disability, during the remainder of the term of the agreement, the Company will continue to pay the executive or his beneficiaries, as applicable, the executive's annual base salary at the same time and in the same manner as if he had continued to perform services under the agreement. In addition, the executive or his surviving spouse is entitled to receive the same level of health insurance provided to other executives of the Company. If the executive's employment is terminated by the Company for "cause" or because the executive violated any non-competition, anti-solicitation or confidentiality provisions of the agreement, the agreement terminates without further obligation to the executive except for payment of accrued amounts (including any deferred compensation). If the Company terminates the executive's employment other than for cause, the Company is required to pay to the executive a lump sum equal to three times the executive's base salary for one year at the rate in effect immediately prior to the executive's termination, any accrued vacation pay and any compensation previously deferred by the executive in accordance with the terms of any deferred compensation plan or agreement.

        These employment agreements further provide various benefits to the executives if, within two years following a change of control, the executive officer's employment is terminated other than for cause or he terminates his employment for "good reason". In 2002, the Company entered into Management Continuity Agreements (the "Continuity Agreements") with Messrs. E. Coppola, Contis, O'Hern, Bayer and Sidwell which amend the change of control benefits provided under the employment agreements for each such executive (as applicable) and provide benefits consistent with current industry practice. The Continuity Agreements provide that if within two years following a change of control (the "Protected Period") the executive officer's employment is terminated for any reason other than cause, death or disability or by the executive for good reason (a "Qualified Termination"), such executive officer will be entitled to receive an amount equal to two times the sum of (1) the executive's base salary and (2) the average of the cash and stock portion of the executive's annual incentive bonus payable in each of the three preceding years (including any cash portion of an incentive bonus which the executive has elected to convert into shares of restricted stock or stock units under the Restricted Stock Bonus Program or other comparable, optional stock-in-lieu of cash benefit programs). "Good reason" generally includes an adverse and significant change in position, duties or responsibilities, reduction in base salary, change of location, adverse modification of bonus, benefit plans or fringe benefits or material breach of the employment agreement or Continuity Agreement by the Company. "Change of control" generally requires a corporate transaction involving a 40% or greater change in ownership, certain majority changes in the Board of Directors or with limited exceptions the acquisition of more than 20% of the Company's outstanding shares of Common Stock or voting securities by any person.

        The Continuity Agreements further provide that if any payment by the Company to or for the benefit of the executive (whether pursuant to the terms of the Continuity Agreement or otherwise) would be subject to an excise tax imposed under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties with respect thereto (the "Excise Tax"), then the executive shall be entitled to receive a gross-up payment in an amount so that the executive is in the same after-tax position as if there were no Excise Tax. The executive will not receive this gross-up payment if the parachute value of all such payments does not exceed 110% of an amount equal to 2.99 times the executive's "base amount" (the "Safe Harbor Amount"). In such event, the amounts payable under the Continuity Agreement shall be reduced so that the parachute value of all payments to the executive, in the aggregate, equals the Safe Harbor Amount.

        Upon a change of control, the Continuity Agreements provide that any shares of restricted stock or stock units held by the executive that remain unvested shall immediately vest and any unvested stock options held by the executive shall vest and be exercisable. Any such stock options shall remain exercisable not less than one year after the date of the change of control.

        The Continuity Agreements further provide that the executive may, during the first year after the change of control occurs, surrender the shares pledged by the executive to secure his loan with the Company ("Pledged Shares") and pay any delinquent interest in full satisfaction of any outstanding principal and interest then due under such loans. Upon a Qualified Termination or upon a termination of the executive's employment because of death or disability during the Protected Period, the executive (or the executive's beneficiary or legal representative, as the case may be) must within one year after the later of the date of such termination or the change of control (A) repay any outstanding principal and interest then due under the loan or (B) surrender the Pledged Shares and pay any delinquent interest in full satisfaction of any such outstanding balance. In no event may the loan extend beyond its original 10 year term. On April 2, 2002, each of Messrs. Bayer, O'Hern and Sidwell repaid all outstanding amounts under their respective loans.

        Messrs. Siegel, A. Coppola and Anderson will receive the change of control benefits provided under their employment agreements. These agreements generally provide various benefits to the executives if, within two years following a change of control, the executive officer's employment is terminated other than for cause or he terminates his employment for good reason which includes payment of an amount equal to the sum of the highest annual salary in effect during the three years preceding the change of control and the highest bonus award received for any calendar year prior to the change of control.

        In addition, the vesting of restricted stock held by executive officers generally will be accelerated if the Company terminates the executive without cause. The Compensation Committee also has discretionary authority to accelerate the exercisability of any or all options and the vesting of other awards under the Incentive Plans in a change in control or other context.

        Furthermore, the Company has established an executive officer salary deferral plan for Messrs. Siegel, A. Coppola, Anderson and E. Coppola pursuant to which participants are entitled to defer compensation until the earlier of a specified date established by the participant or his death. This plan provides that participants become 100% vested upon a change in control in all amounts credited to their accounts.

Option Grants and Exercises

        Option Grants in Fiscal Year 2002.    None of the executives listed under the "Summary Compensation Table" received any option grants in 2002. The Company has not granted any stock appreciation rights.

        Option Exercises and Year-End Holdings.    The following table sets forth information regarding the number and value of options held at the end of 2002 by the Company's Chairman of the Board, Chief Executive Officer, Vice Chairman and the four other most highly compensated executive officers.

Aggregated Option Exercises in 2002 and
Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)	Value of Unexercised in-the-Money Options at Fiscal Year End($)(1)
Name	Securities Acquired on Exercise(#)	Value Realized($)(2)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Mace Siegel	10,000	76,300	48,711/0	572,354/0
Arthur M. Coppola	—	—	600,000/0	5,343,000/0
Dana K. Anderson	42,457	413,545	15,754/0	143,676/0
Edward C. Coppola	—	—	290,000/0	2,969,500/0
David J. Contis	—	—	40,000/0	295,000/0
Thomas E. O'Hern	20,062	200,964	44,938/0	346,849/0
Richard A. Bayer	5,000	52,500	55,499/0	468,324/0

(1)
This amount represents solely the difference between the market value at December 31, 2002 ($30.75) of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. No assumptions or representations regarding the "value" of such options are made or intended.

(2)
An individual, upon exercise of an option, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the amounts contained in the Value Realized column reflect the increase in the price of Common Stock from the option grant date to the option exercise date. No cash is realized until the shares received upon exercise of an option are sold.

Compensation Committee Interlocks and Inside Participation

        The Compensation Committee members are James Cownie, Stanley Moore and Dr. William Sexton. No member of the Compensation Committee is a past or present officer or employee of the Company. Mr. Moore's son-in-law is employed by one of the Company's affiliates as a Senior Vice President of Business Development and his 2002 compensation did not exceed $200,000. The compensation and benefits provided to him are consistent with those provided to other employees with comparable qualifications, responsibilities and experience. Mr. Moore did not participate in any decision-making regarding his son-in-law's performance or compensation. No compensation committee interlocks existed during 2002.

Certain Transactions

        The following provides a description of certain relationships and related transactions between various directors and executive officers of the Company and the Company or its subsidiaries and affiliates.

        Macerich Management Company.    All of the common stock of Macerich Management Company is owned by the Principals, which enables the Principals to control the election of the board of directors. The Operating Partnership owns all of the non-voting preferred stock of Macerich Management Company, which is generally entitled to dividends equal to 95% of the net cash flow of each company. Macerich Management Company provides property management services to Centers owned by certain of the Company's joint venture entities and other third parties.

        Macerich Management Company provides property management, leasing and other related services to eight community shopping centers and other businesses in which Mr. Siegel has interests. Under the terms of the applicable management agreements, Macerich Management Company is reimbursed for compensation paid to on-site employees, leasing agents and redevelopment and construction staff, and other administrative expenses. In addition, Macerich Management Company earns a management fee equal to approximately one and one-half to five percent of gross rental revenue. Management fees earned from services provided to these community shopping centers and other businesses during the year ended December 31, 2002 were $76,159.

        Pursuant to certain management agreements, the Operating Partnership and certain Property Partnerships engage Macerich Management Company to provide property management, leasing and other related services to the Centers. Under the terms of the management agreements, Macerich Management Company is reimbursed for compensation paid to on-site mall employees, leasing agents and redevelopment and construction staff, and other administrative expenses. In addition, Macerich Management Company earns a management fee typically equal to one and one-half to five percent of gross rental revenue. Management fees paid to Macerich Management Company for services provided to the Centers during the year ended December 31, 2002 were $7,919,350.

        Macerich Management Company employs Mr. A. Coppola's daughter, Mr. Moore's son-in-law and Mr. Anderson's son as a Senior Manager of Business Development, a Senior Vice President of Business Development and a Senior Manager of Leasing, respectively. The compensation and benefits provided to these individuals are consistent with those provided to other employees with comparable qualifications, responsibilities and experience. The 2002 salary and bonus paid to each of Mr. Coppola's daughter, Mr. Moore's son-in-law, and Mr. Anderson's son did not exceed $200,000.

        Guarantees.    The Principals have guaranteed mortgage loans encumbering two Centers. The aggregate principal amount of the two loans is approximately $23,750,000, of which approximately $15,072,000 is guaranteed by the Principals as follows: Mr. Siegel $7,125,000; Mr. A. Coppola $1,900,000; Mr. Anderson $3,820,000 and Mr. E. Coppola $2,227,000.

        Loans to Executive Officers.    During 1997, to encourage acquisitions of Common Stock by certain executives, the Company made loans to Messrs. Bayer, Contis, E. Coppola, O'Hern and Sidwell to finance their purchase of Common Stock on the open market. On April 2, 2002, each of Messrs. Bayer, O'Hern and Sidwell repaid all outstanding amounts under their respective loans. From January 1, 2002 through April 2, 2002, the outstanding balance of each of the loans made to Messrs. O'Hern, Sidwell and Bayer was $899,887. During 2002 and at March 1, 2003, the outstanding balance of each of the loans for Messrs. Contis and E. Coppola was $999,887. Each loan to Messrs. Contis and E. Coppola is in the principal amount of $999,887, is full recourse to the executive, has a term of ten years (unless the executive's employment is terminated earlier, whereupon the loan must be repaid within 10 business days, except as necessary to avoid short-swing profit exposure), bears interest at a rate of 7% per annum (which is payable quarterly and has been paid when due), and is secured by a pledge of 39,869 shares of Common Stock that were purchased by the executive. Upon a change of control the terms of the loans change with respect to repayment as outlined under "Employment and Termination Benefit Agreements" on page 15 of this Proxy Statement. The terms of the repaid loans of Messrs. Bayer, O'Hern and Sidwell were the same as the loans described above.

        During 1999, the Company authorized a loan of $1,000,000 to Mr. A. Coppola to finance his purchase of Common Stock on the open market. Mr. A. Coppola used this loan to purchase an aggregate of 51,488 shares in 1999 and 2000. The loan has the same terms as the loans described above (except upon a change of control) and is secured by a pledge of the 51,488 shares of Common Stock that were purchased by Mr. A. Coppola. During 2002 and at March 1, 2003, the outstanding balance of the loan was $999,994.

        In addition, during 1997, as part of the compensation package offered to Mr. Contis to encourage him to accept employment with the Company, the Company made a $550,000 relocation loan to him, which loan was non-interest bearing, was due on demand in the event Mr. Contis' employment was terminated, and was forgiven ratably over a five year term. As of May 1, 2002, there was no outstanding principal balance remaining. See Note 7 on page 15 of this Proxy Statement.

        Website Services.    During 1999, the Company chose Red 5 Interactive, Inc. ("Red 5"), after evaluating other potential service providers, to develop websites for many of the Company's Centers. During 2002, Red 5 was paid $433,890 for the website design, development, applications, maintenance, hosting and support services it provided under certain agreements with the Company. Red 5 will continue to provide these services to an increasing number of the Company's websites as well as additional specialty services to the Company during 2003 at an estimated cost of $600,000. The Company believes the terms of these agreements with Red 5 are fair to the Company and are no less favorable than those available through unrelated third parties providing comparable services. Ed Coppola and the E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) each own a 25.5% interest in Red 5. This family partnership is 90% owned by the trusts for Mr. E. Coppola's children and 5% owned by each of Mr. Coppola and his wife. Mr. Coppola's interest and involvement in the transactions with Red 5 is through his and his family's ownership of Red 5 stock. Mr. E. Coppola resigned as a director of Red 5 in August 2002. Mr. Coppola's brother-in-law is the President and CEO, a director and 25% shareholder of Red 5.

PROPOSAL 2:
APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

        At the Annual Meeting, stockholders will be asked to approve the Company's new 2003 Equity Incentive Plan (the "2003 Plan"), which was adopted by the Board of Directors on April 1, 2003, subject to stockholder approval.

        The Company currently maintains the Amended and Restated 1994 Incentive Plan, as amended (the "1994 Plan"), the 2000 Incentive Plan (the "2000 Plan"), the 1994 Eligible Directors' Stock Option Plan (the "Director Plan") and the Eligible Directors' Deferred Compensation/Phantom Stock Plan (the "Director Phantom Stock Plan"). The Company made its annual grants to employees on March 31, 2003 under the 1994 Plan and the 2000 Plan granting 324,338 restricted stock awards to 63 employees that vest over three years to acknowledge the strong performance of the Company and its employees in 2002. During the period between the date of this Proxy Statement and the date of the Annual Meeting, the Company will not grant any awards under the 1994 Plan or the 2000 Plan.

        If the 2003 Plan is approved by stockholders at the Annual Meeting, no future awards will be granted under the 1994 Plan or the 2000 Plan. No additional shares remain available for issuance under the Director Plan and only 167,299 shares remain available for issuance under the Director Phantom Stock Plan.

        The Board of Directors adopted the 2003 Plan, subject to stockholder approval, in light of the expiration of the 1994 Plan before next year's annual meeting and because the Board believes that the number of shares that remain available under the 1994 Plan and the 2000 Plan does not give the Company sufficient authority and flexibility to structure future award grants to employees, officers and directors. The termination of a plan does not affect the outstanding awards under it.

        In addition to stock-based awards, the 2003 Plan also includes a cash-based performance bonus program intended to qualify as performanced-based compensation under Section 162(m) of the Code.

        The principal terms of the 2003 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2003 Plan, which has been filed as an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the 2003 Plan document may also be obtained by written request to The Office of the Corporate Secretary at The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401. Capitalized terms not otherwise defined herein have the meanings given to them in the 2003 Plan.

Summary Description of the 2003 Plan

        Purpose.    The purpose of the 2003 Plan is to promote the success of the Company by providing an additional means through the grant of stock based incentives and other awards, to attract, retain, motivate and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, the Company, its subsidiaries, and related entities, including The Macerich Partnership, L.P., Macerich Management Company, Macerich Property Management Company, LLC, Macerich Queens Limited Partnership, Macerich Queens Expansion, LLC, Westcor Partners, LLC, Westcor Partners Properties, LLC, Macerich Westcor Management, LLC, and Westcor Partners of Colorado, LLC. The 2003 Plan generally provides for incentives and awards which may vest or become payable based on performance criteria or past or continued service. The Company's subsidiaries and its related entities are collectively referred to as the "Subsidiaries."

        In addition, the 2003 Plan includes an award feature to attract, motivate and retain non-employee directors through the formulaic grant of nonqualified stock options (also referred to as the "Non-Employee Director Option Program").

        Administration.    The 2003 Plan provides that it may be administered by the Board of Directors or a committee consisting of one or more non-employee directors (or such greater number of directors as may be required under applicable law), each of whom meets certain standards of disinterestedness. The 2003 Plan initially will be administered by the Compensation Committee of the Board of Directors (the "Committee").

        The Committee has broad authority under the 2003 Plan with respect to Awards granted to eligible persons, which generally includes the authority:

  •
  to select the participants and the types of Awards they may receive;

  •
  to determine the number of shares that are subject to Awards and the specific terms and conditions of Awards, including the price (if any) to be paid for the shares and/or the Awards and any vesting criteria;

  •
  to cancel, modify or waive the Company's rights to, or modify, discontinue, suspend or terminate any or all outstanding Awards, subject to any required consents;

  •
  to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum term; and

  •
  to approve the forms of Award Agreements and construe and interpret the 2003 Plan and make all other determinations necessary or advisable for the administration of the 2003 Plan.

Notwithstanding this authority, without prior stockholder approval, the Company will not reduce the exercise or purchase price of any option or SAR granted under the 2003 Plan (i.e. "reprice") by amendment, substitution, cancellation and regrant or other means, other than as a result of antidilution or other adjustments under the 2003 Plan incident to certain events such as a stock split, recapitalization, reorganization, or similar transaction affecting the underlying securities.

        The formulaic grant of options to non-employee directors under the Non-Employee Director Option Program (described below) is to the maximum extent practicable, self-effectuating. Although the Committee's discretion generally extends to those options, Board approval or ratification is required for any material amendment to any option granted under the Non-Employee Director Option Program.

        Eligibility.    Persons eligible to receive discretionary Awards under the 2003 Plan include key employees, (including employees who are officers) and directors of, and certain consultants or advisors to, the Company or its Subsidiaries ("Eligible Persons").

        As of March 31, 2003, approximately 75 officers and employees of the Company and its Subsidiaries (including all of the named executive officers) and all non-employee directors were considered eligible under the 2003 Plan, subject to the Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive Awards. Five non-employee directors were eligible for the formulaic option grants under the Non-Employee Director Option Program.

        Shares Available for Awards.    The aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the 2003 Plan is 6,000,000 shares. Various additional share limits are imposed. A maximum of:

  •
  3,000,000 shares may be issued pursuant to all Awards (including restricted stock, stock bonuses and stock units) other than Options and SARs;

  •
  1,950,000 shares may be issued pursuant to Incentive Stock Options granted under the 2003 Plan;

  •
  500,000 shares may be issued pursuant to Options and SARs granted to any individual in any calendar year;

  •
  750,000 shares may be issued pursuant to all stock-based Awards granted to an individual in any calendar year; and

  •
  350,000 shares in the aggregate (excluding shares subject to options granted to the non-employee directors under the Non-Employee Director Option Program and shares issued in lieu of cash compensation otherwise payable to the non-employee directors) may be issued pursuant to the discretionary authority to grant Awards to non-employee directors.

        To the extent that the exercise of an option or other Award would cause the holder to own more than 9.8% of the lesser of the number or the value of the outstanding Company's Common Stock or preferred stock (except as otherwise permitted under the Company's Charter), the Company has the option to deliver either shares of Common Stock or an amount in cash equal to the closing price of a share of Common Stock, as reported on the New York Stock Exchange.

        Shares subject to Awards that are not exercised, that fail to vest, or that expire or are cancelled will again become available for regrant and award purposes under the 2003 Plan to the extent permitted by law. In instances where a stock appreciation right or other Award granted under the 2003 Plan is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement will not be counted against the share limits of the 2003 Plan for purposes of determining the number of shares that remain available for issuance under the 2003 Plan. Dividends and dividend equivalents that are paid in cash in conjunction with outstanding Awards will not be counted against the shares available for issuance under the 2003 Plan. In addition, the 2003 Plan generally provides that shares issued in connection with Awards that are granted by or become obligations of the Company through the assumption or conversion of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2003 Plan.

        Types of Awards.    The 2003 Plan authorizes the grant of stock options, stock appreciation rights ("SARs"), restricted stock, stock units, stock bonuses, Performance-Based Awards (described below), dividend equivalent rights ("DERs") and operating partnership units or other convertible or exchangable units.

        Except as may be provided in or by amendment to an applicable Award Agreement or another written agreement, generally speaking, no Award granted under the 2003 Plan may be exercisable or may vest until at least six months after the Award Date. In general, an option or SAR will expire, or other award will vest, not more than 10 years after the date of grant, subject to deferral opportunities that may be provided to participants. The Committee may authorize settlement of awards in cash or shares or other awards, subject to certain preexisting rights of participants evidenced by an Award Agreement.

        The Committee in making or amending an Award may determine the effect of termination of service (including retirement) on the rights and benefits under Awards and in doing so may make distinctions based upon the cause of termination or other factors.

        The Plan permits participants to pay the exercise price of an option or the cash purchase price    (if any) of any shares in one or a combination of the following methods: (1) in cash or by electronic funds transfer; (2) by check payable to the order of the Company; (3) if permitted by the Committee, by notice and third party payment; or (4) by the delivery of shares of Common Stock already owned by the Participant. Shares may also be issued solely for services or other rights or property. Unlike the 1994 Plan and the 2000 Plan, the 2003 Plan does not permit loans to participants to finance Awards or stock purchases.

        Transfer Restrictions.    Subject to customary exceptions, rights and benefits under Awards under the 2003 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the Participant (or, if the Participant has suffered a disability, his or her legal representative). The Committee may, however, permit certain transfers of an Award if the transferor presents satisfactory evidence that the transfer is for donative, estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

        Stock Options.    An option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price") during a specified term not to exceed 10 years. The Committee may grant one or more options to any Eligible Person.

        The exercise price of any options granted to Eligible Persons under the 2003 Plan is determined by the Committee at the time of the grant and must be at least 100% (110% in the case of an incentive stock option ("ISO") granted to a Participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date of grant. The Committee may grant ISOs or nonqualified stock options under the 2003 Plan. ISOs have more restrictive eligibility criteria and are taxed differently from nonqualified stock options, as described under "Federal Income Taxes Consequences of Options" below. ISOs are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the "Code") and the 2003 Plan.

        Stock Appreciation Rights.    In its discretion, the Committee may grant an SAR concurrently with or after the grant of an option, and with reference to all or a portion of the shares covered by such options, or on a stand-alone basis. An SAR granted in connection with an option is typically the right to receive payment of an amount equal to the excess of the Fair Market Value of Common Stock on the date the SAR is exercised over the exercise price of the related option (the "spread value"). The base price of a stand-alone SAR must be at least the Fair Market Value of the Common Stock on the grant date. The base price of an SAR granted with reference to an outstanding option may be less than the Fair Market Value of Common Stock on the date of grant, but if so, may not be less than the option exercise price. An SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of an SAR, the holder receives the spread value in shares of Common Stock (valued at Fair Market Value at date of exercise), in cash, or in a combination of Common Stock and cash.

        SARs limited to certain periods of time around a significant event, such as a reorganization or change in control, may also be granted under the 2003 Plan.

        Restricted Stock and Stock Units.    A restricted stock award is an award typically for a fixed number of shares of Common Stock, which is subject to vesting or other restrictions. The Committee must specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Committee otherwise provides in an Award Agreement, a restricted stock award confers voting and dividend rights prior to vesting.

        A stock unit represents a bookkeeping entry which serves as a unit of measurement relative to a share for purposes of determining the payment, in shares or cash, of a deferred benefit or right. Stock units may be granted for services rendered, in lieu of other compensation, or in lieu of, in exchange for or in addition to any other Award under the Plan. The Committee will specify the terms relating to the stock units, the conditions on vesting and any other restrictions imposed on the units in making the Award. The stock units do not confer voting but may provide for dividend equivalent rights as determined by the Committee.

        Performance-Based Awards.    The Committee may grant to eligible employees of the Company and its Subsidiaries Performance-Based Awards (other than qualifying options or SARs) designed to satisfy the requirements for deducibility under Section 162(m) of the Code ("Qualified PBAs").

        Qualified PBAs are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Committee. The performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria:

  •
  funds from operations;

  •
  net income;

  •
  EBITDA (earnings before interest, taxes, depreciation and amortization);

  •
  total revenue growth;

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  total stockholder return;

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  occupancy gains;

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  stock appreciation;

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  square footage growth; and/or

  •
  sales per square foot growth

        The business criteria may be applied based on the performance of the Company (including its Subsidiaries) on a consolidated, Subsidiary, segment, division, region or property basis. The performance measurement period with respect to an award may be from one to 10 years. Performance goals will be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the targets.

        Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Committee must certify that the performance goals have been satisfied. The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum award limits. The maximum number of shares of Common Stock which may be delivered pursuant to all stock-related Awards to any participant under the 2003 Plan in any calendar year may not exceed 750,000 shares (subject to standard anti-dilution adjustments). The aggregate amount of compensation that may be paid to any participant in respect of Performance-Based Awards payable only in cash and not related to stock under the 2003 Plan may not exceed (x) the lesser of 200% of base salary as of the beginning of the applicable performance period or $800,000, times (y) the applicable number of years (not to exceed 10) in the performance period for the Award. In addition, if a Performance-Based Award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply, and for the purposes of these limits, the restricted stock will be deemed to have a value not less than two-thirds of the fair market value of the Common Stock on the applicable measurement date.

        Stock Bonuses.    A stock bonus typically represents a bonus in shares for services rendered (in excess of cash payment for the shares, if any). The Committee may grant stock bonuses to reward continued services, contributions or achievements or in connection with the deferral of compensation, in such manner and on such terms and conditions (including any restrictions on the shares) as the Committee may determine from time to time.

        Dividend Equivalent Rights.    The 2003 Plan authorizes stock-based Awards, including options, to be granted with or without DERs. DERs are amounts payable in cash or stock (or additional stock units that may be paid in stock or cash) equal to the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based Award was granted. DER accounts also typically earn additional DERs. The Committee, at the time of grant, determines the time and conditions of payment and may limit amounts payable as DERs. The number of shares or units credited as DERs is based on the fair market value of the shares relative to the dollar amount of the dividend.

        Operating Partnership Units or other Convertible or Exchangeable Units.    The Committee may authorize for the benefit of any Eligible Person, the issuance of Common Stock or the payment of cash in connection with, or upon the exercise, conversion or exchange of, phantom units or other interests in Subsidiaries that are issued as compensation for services to Eligible Persons by the Subsidiary, subject to the Committee's approval and any required Board approval. Such interests or rights may be convertible or exchangeable into shares or restricted shares of Common Stock, units or cash.

        Non-Employee Director Option Program.    The 2003 Plan provides that each person who first becomes a non-employee director after the Annual Meeting will automatically be granted a nonqualified stock option to purchase 2,500 shares of Common Stock as of the date that he or she becomes a member of the Board of Directors. In addition, on December 31 of each calendar year during the term of the 2003 Plan beginning in 2003, each non-employee director then in office will automatically be granted an option to purchase 5,000 shares of Common Stock. Each option will have a purchase price per share equal to 100% of the Fair Market Value of the Common Stock on the date of grant, become exercisable six months after the date of grant and, unless earlier terminated, expire 10 years after the date of grant. If the 2003 Plan is approved by stockholders at the Annual Meeting, the Non-Employee Director Option Program under the 2003 Plan will replace the Company's non-employee director option grant program under other plans that is currently in place. For information regarding the current non-employee director option grant program, see the discussion under the heading "Compensation of Directors" above on page 8 of this Proxy Statement.

        Full payment for shares purchased must be paid in full at the time of exercise, payable in cash, by check or by delivering shares of Common Stock already owned by the non-employee director, or partly in shares and partly in cash or by notice and third party payment. If a non-employee director's service as a member of the Board of Directors is terminated because of death or disability, then the option will immediately become exercisable and will remain exercisable for one year after his or her service terminates or until the expiration of the option's stated term, whichever first occurs. If a non-employee director's service as a member of the Board of Directors is terminated for any reason other than due to death, disability or cause, then the option, only if it has become exercisable, will remain exercisable for one year after his or her service terminates, and if not, it will terminate. If a non-employee director's service is terminated for cause, the option will terminate on the date his or her service terminates. Upon a Change in Control Event, each option will become immediately exercisable.

        Deferred Payments.    The 2003 Plan authorizes the Committee to permit the deferred payment of Awards. The Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

        Adjustments; Acceleration.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2003 Plan and any outstanding stock-based Awards, as well as the exercise or purchase prices of Awards, and performance targets under certain types of performance-based awards (e.g., an SAR) are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders. Adjustments to options granted to Non-Employee Directors under the Non-Employee Director Option Program may be made to the extent that such adjustments generally are consistent with adjustments to Awards granted under the 2003 Plan to persons other than executive officers or directors of the Company.

        The 2003 Plan also generally provides for full vesting and acceleration of Awards upon a Qualified Termination of service upon or in connection with a Change in Control Event affecting the Company, unless the Committee or the Board otherwise provides either for more favorable or less favorable acceleration to some or all participants. Pursuant to Section 7.1 of the Plan, a Change in Control Event generally includes (subject to certain exceptions and as more specifically defined in the 2003 Plan):

  •
  an acquisition by any Person of beneficial ownership of 20% or more of the voting stock of the Company.

  •
  certain changes in a majority of the Board of Directors.

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  stockholder approval of a liquidation or dissolution of the Company.

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  the consummation of a merger or consolidation or sale of all or substantially all of the Company's assets, in any case involving more than a 40% change in ownership.

In certain circumstances, Awards that have been fully accelerated and that have not been exercised prior to the occurrence of certain events will terminate unless provision has been made for their survival, exchange, substitution, exchange or other settlement.

        No Limit on Other Plans or Agreements.    Except as expressly provided with respect to the 1994 Plan and the 2000 Plan, the 2003 Plan does not limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Company's Common Stock, under any other plan or authority. Neither does the 2003 Plan limit the authority of the Board or Committee by agreement with a Participant to alter standard provisions as to the vesting or exercisability of Awards, such as the Company has done under the Management Continuity Agreements described in this Proxy Statement at page 15.

        Termination of or Changes to the 2003 Plan.    The Board of Directors may terminate, suspend, modify or amend the 2003 Plan at any time. Stockholder approval for an amendment will be obtained if required under the 2003 Plan, or under Sections 162(m), 422 and 424 of the Code, by other applicable law (including stock exchange rules), or if deemed necessary or advisable by the Board of Directors.

        No new Award may be granted under the 2003 Plan after March 31, 2013, or any earlier termination of the 2003 Plan. The applicable provisions of the 2003 Plan and the Committee's authority will continue with respect to any Awards then outstanding.

        Generally speaking, outstanding options and other Awards may be amended by the Committee (except as to repricing) but the consent of the holder is required if the amendment (or any plan amendment) materially adversely affects the holder.

        Securities Underlying Awards.    The closing price of a share of Common Stock as of March 31, 2003 was $31.68 per share. If the 2003 Plan is approved by stockholders, the Company plans to register the 6,000,000 shares of Common Stock available for issuance under the 2003 Plan under the Securities Act of 1933, as amended.

Federal Income Tax Consequences of Options

        The U.S. federal income tax consequences of the 2003 Plan under current federal law, which are subject to change, are summarized in the following discussion.

        For nonqualified stock options generally no taxable income is recognized by a participant and the Company will not be entitled to any tax deduction with respect to the grant of a nonqualified stock option. The Company is generally entitled to deduct, and the participant recognizes taxable income in, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. Once exercised, the participant receives capital gain treatment on any further gain or loss (provided the participant holds the shares for at least one year after exercise). For ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income, either at the time of grant or exercise or (provided that the participant holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the participant receives capital gains treatment on the difference between his or her basis and the ultimate sales price.

        The current federal income tax consequences of other awards authorized under the 2003 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; restricted stock is taxed as income at the time the restrictions lapse (unless effectively deferred through restricted stock units) (although employees may elect earlier taxation and convert future gains to capital gains) equal to the excess of the fair market value over the price paid; bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed to the individual when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

        If an Award is accelerated under the 2003 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payment") in excess of average annual base salary if the parachute payment exceeds certain threshold limits under the Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to Awards is not performance-based within the meaning of 162(m) of the Code, the Company may not be permitted to deduct that compensation to certain executive officers to the extent that aggregate non-performance-based compensation exceeds $1,000,000 in any tax year.

Accounting Election.

        Effective January 1, 2002, the Company elected to account for equity-based awards, which includes the expensing of stock options and SARs, in accordance with the provisions of the Financial Accounting Standards Board's Statement 123.

Specific Benefits.

        The following chart presents the stock options that will be allocated, based on the stated assumptions, to non-employee directors pursuant to the formulaic annual option grants under the Non-Employee Director Option Program of the 2003 Plan, subject to any future amendments to the 2003 Plan.

2003 Equity Incentive Plan
(Annual Non-Employee Director Automatic Option Awards)

Name and Position	Number of Shares Underlying Stock Options
Mace Siegel, Chairman of the Board of Directors	Not eligible
Arthur M. Coppola, President and Chief Executive Officer	Not eligible
Dana K. Anderson, Vice Chairman of the Board of Directors	Not eligible
Edward C. Coppola, Executive Vice President	Not eligible
Thomas E. O'Hern, Executive Vice President, Chief Financial Officer and Treasurer	Not eligible
Richard A. Bayer, Executive Vice President, General Counsel and Secretary	Not eligible
David J. Contis, Executive Vice President and Chief Operating Officer	Not eligible
Larry E. Sidwell, Executive Vice President, Real Estate	Not eligible
Executive Group	Not eligible
Non-Executive Director Group (5 persons)	25,000 × 10(1)
Non-Executive Officer Employee Group (67 persons)	Not eligible

(1)
Represents the aggregate number of shares subject to grants of stock options for calendar years 2003 through 2012, assuming, among other future variables, that there are no new eligible directors, there continues to be five eligible directors seated and that the number of shares subject to each annual grant is not increased or decreased. The actual number of shares that will be subject to stock options for initial one-time grants to new directors under this Program and the number of other awards to any of the foregoing persons or groups is not determinable.

        Except for the above feature of the 2003 Plan, the Company has not approved any Awards under the 2003 Plan that are conditioned upon stockholder approval of this 2003 Plan and is not currently considering any specific award grants under the 2003 Plan. If the 2003 Plan had been in existence during 2002, the Company expects that award grants would not have been substantially different from those actually made under the 1994 Plan and 2000 Plan. For information regarding awards granted to our executive officers in fiscal 2002, see the material under the headings "Executive Compensation" and "Option Grants and Exercises" above.

Vote Required.

        The Board of Directors believes that the adoption of the 2003 Plan will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success.

        All members of the Board of Directors are eligible to receive Awards under the 2003 Plan and thus have a personal interest in the approval of the 2003 Plan.

        Approval of the 2003 Plan requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting and a total number of votes cast on the matter representing over 50% of the outstanding shares of Common Stock. Broker non-votes and abstentions on the proposal have the effect described on page 3 of this Proxy Statement.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2003 PLAN. PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THE 2003 PLAN UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

PROPOSAL 3:
APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

        At the Annual Meeting, stockholders will be asked to approve the Company's Employee Stock Purchase Plan (the "ESPP"), which was adopted by the Board of Directors on April 1, 2003, subject to stockholder approval. Although stockholder approval may not be required under current law or applicable stock exchange rules (because the ESPP is intended to be broadly-based), the Board of Directors nevertheless believes it is desirable to seek stockholder approval of the ESPP.

        The ESPP will operate on substantially the same terms as an "employee stock purchase plan" intended to qualify under Section 423 of the Code. The ESPP is not, however, qualified under Section 423 of the Code because most of the eligible employees under the ESPP are employed by the Company's Operating Partnership and its subsidiaries that are ineligible to participate in such a plan.

        Under the ESPP, shares of the Company's Common Stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company's Common Stock during periodic offering periods. The shares will be offered at up to a 10% discount from its fair market value as of specified dates. Initially, the 10% discount will be applied against the lower of the stock value at the beginning or the end of each six-month offering period under the plan. The ESPP will not be effective without stockholder approval.

        The Board of Directors believes that the ESPP will help the Company retain and motivate eligible employees and will help further align the interests of eligible employees with those of its stockholders.

        The principal terms of the ESPP are summarized below. Because it is not a complete description of all of the terms and conditions of the ESPP, the summary is qualified in its entirety by the full text of the ESPP, which has been filed as an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the ESPP document may also be obtained by written request to The Office of the Corporate Secretary at The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401. Capitalized terms not otherwise defined herein have the meanings given to them in the ESPP.

Summary Description of the ESPP

        Purpose.    The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the Company's Common Stock at a favorable price and upon favorable terms in consideration of the participating employees' services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company's employ and to advance its best interests.

        Operation of the ESPP.    The ESPP generally operates in successive six-month periods commencing on each January 1 and July 1. These periods are referred to as "Offering Periods." If stockholders approve the ESPP, the Company currently expects that the first Offering Period will commence on July 1, 2003 or January 1, 2004.

        On the first day of each Offering Period (referred to as the "Grant Date"), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The Company will credit the participant's contributions under the ESPP to a bookkeeping account in his or her name. A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to the ESPP during an Offering Period. Amounts contributed to the ESPP constitute general corporate assets and may be used by the Company for any corporate purpose.

        Except as noted below, each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (also referred to as the "Exercise Date"). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant's ESPP account balance as of the Exercise Date by the Option Price for that Offering Period. Initially, the "Option Price" for an Offering Period will equal 90% of the lesser of (1) the fair market value of a share of the Common Stock on the Grant Date of that Offering Period or (2) the fair market value of a share of the Common Stock on the Exercise Date of that Offering Period. A participant's ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

        Eligibility.    Only certain employees will be eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must:

  •
  be employed by the Company or one of its subsidiaries or affiliates that has been designated as a participating subsidiary;

  •
  be customarily employed for at least 1,000 hours on an annualized basis; and

  •
  have been employed by the Company or one of its participating subsidiaries for at least one year (with credit for service provided to employees of acquired companies).

        As of March 31, 2003, approximately 1,250 employees of the Company and its participating subsidiaries, including all of the Company's named executive officers, would have been eligible to participate in the ESPP had the plan then been in effect.

        The Company has designated the following entities as "participating subsidiaries": The Macerich Partnership, L.P., Macerich Management Company, Macerich Property Management Company, LLC, Macerich Queens Limited Partnership, Macerich Queens Expansion, LLC, Westcor Partners, LLC, Westcor Partners Properties, LLC, Macerich Westcor Management, LLC, and Westcor Partners of Colorado, LLC. The participating subsidiaries may be changed by the Company.

        Limits on Authorized Shares; Limits on Contributions.    If stockholders approve the ESPP, a maximum of 750,000 shares of Common Stock will be available for delivery under the plan.

        Participation in the ESPP is also subject to the following limits:

  •
  A participant cannot contribute more than 10% of his or her base salary or regular gross pay to the purchase of stock under the ESPP in any one payroll period.

  •
  A participant cannot purchase more than 1,000 shares of stock under the ESPP in any one Offering Period.

  •
  A participant cannot purchase more than $26,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

  •
  A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries.

  •
  A participant will not be granted an option under the ESPP if it would cause the participant to own equity shares of the Company in excess of 9.8% of the lessor of the number or value of the then-outstanding equity shares (except as otherwise permitted under the Company's Charter).

        The Company has the flexibility to change the 10% contribution and the 1,000-share limits referred to above from time to time without stockholder approval. However, the Company cannot increase the 750,000-share limit or the $26,000 limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval.

        Antidilution Adjustments.    As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

        Termination of Participation. A participant's election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant's participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant is no longer customarily employed for at least 1,000 hours on an annualized basis.

        If a participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest. Such termination will not have any effect upon the participant's ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

        Transfer Restrictions.    A participant's rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

        Administration.    The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee of the Board as the current administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

        No Limit on Other Plans.    The ESPP does not limit the ability of the Board of Directors or any committee of the Board to grant awards or authorize any other compensation, with or without reference to the Company's Common Stock, under any other plan or authority.

        Amendments.    The Board of Directors generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will be obtained to increase share authority under the ESPP or if otherwise required by applicable law or stock exchange rules or if deemed necessary or advisable by the Board of Directors.

        Termination.    No new Offering Periods will commence under the ESPP on or after March 31, 2013, unless the Board of Directors terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

        The following summarizes the current federal income tax principles applicable to the ESPP, but is not intended to be exhaustive and does not describe state, local, or international tax consequences.

        The ESPP is designed to operate on substantially the same terms as an "employee stock purchase plan" under Section 423 of the U.S. Internal Revenue Code. The Company's corporate structure makes it ineligible to maintain such a plan. Therefore, certain tax benefits available to participants in a Section 423 plan will not be available under the ESPP. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant's ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

        Generally, no taxable income is recognized by a participant with respect to the grant of his or her ESPP option. The Company will have no tax deduction with respect to the grant of an ESPP option.

        Upon the exercise of an ESPP, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date, and the Company generally will be entitled to a corresponding tax deduction. Upon a subsequent sale of the shares acquired upon the exercise of the ESPP, the participant will realize short-term or long-term capital gain depending on the length of time that he or she holds the shares prior to the sale. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

        Securities Underlying Awards.    The closing price of a share of Common Stock as of March 31, 2003 was $31.68 per share. If the ESPP is approved by stockholders, the Company plans to register the 750,000 shares of Common Stock available for issuance under the ESPP under the Securities Act of 1933, as amended.

Specific Benefits

        The specific benefits that will be received by or allocated to particular eligible executives or groups of executives employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. The maximum levels of participation and benefits are described above.

Vote Required.

        The Board of Directors believes that the adoption of the ESPP will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success.

        Members of the Board of Directors who are also employees or officers of the Company are eligible to participate in the ESPP and thus have a personal interest in the approval of the ESPP.

        Approval of the ESPP requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting and that the total number of votes cast on the matter represents over 50% of the outstanding shares of Common Stock. Broker non-votes and abstentions on the proposal have the effect described on page 3 of this Proxy Statement.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ESPP. PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THE ESPP UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

EQUITY COMPENSATION PLAN INFORMATION

        The Company currently maintains four equity compensation plans: the 1994 Plan, the 2000 Plan, the Director Plan and the Director Phantom Stock Plan.

        This section does not include the Company's 2003 Plan and the Employee Stock Purchase Plan, which are new plans that are being submitted to stockholder approval at the Annual Meeting and, if approved, will replace three of the four existing plans, prospectively. The terms of the 2003 Plan are described in Proposal 2 and the terms of the Employee Stock Purchase Plan are described in Proposal 3 of this Proxy Statement.

        Equity Compensation Plans Approved by Stockholders.    Each of the 1994 Plan, the Director Plan and the Director Phantom Stock Plan was approved by the Company's stockholders. The 1994 Plan generally provides for the grant of options, stock appreciation rights, restricted stock awards, stock units, stock bonuses, performance based awards, and dividend equivalent rights to employees, directors and consultants of the Company or its subsidiaries. As of December 31, 2002, only stock options, restricted stock and stock units had been granted under the 1994 Plan, except for a grant of 7,500 unrestricted shares. The 1994 Plan will expire by its terms on March 4, 2004. The Director Plan provided for the automatic grant of options to non-employee members of the Board of Directors on an annual basis and provided for the award of options to non-employee directors upon first election to the Board of Directors. The Director Plan exhausted its share reserves on December 31, 2001 and no options have been granted under this plan since 2001. Options to non-employee directors since that date, the terms of which are summarized on page 8 of this Proxy Statement under the Section "Compensation of Directors", have been granted under the 1994 Plan and the 2000 Plan. The Director Phantom Stock Plan allows eligible directors to defer cash compensation into stock units for up to three years and to receive that compensation, plus shares representing DERs, in shares of Common Stock after a termination of service or a predetermined period.

        Equity Compensation Plans Not Approved by Stockholders.    The 2000 Plan did not require approval of, and has not been approved by, the Company's stockholders. The shares that may be issued under the 2000 Plan are limited to shares of Common Stock that were listed on the New York Stock Exchange, prior to being reacquired by the Company. The 2000 Plan is substantially similar to the 1994 Plan, except that awards under the 2000 Plan do not qualify as performance-based under Section 162(m) of the Code. The Committee administers the 2000 Plan and determines the exercise or purchase price for any shares of Common Stock subject to an award, the vesting schedule (if any) applicable to each award, the term of each award, and the other terms and conditions of each award, in each case subject to the limitations of the 2000 Plan. As of December 31, 2002, only stock options and restricted stock had been granted under the 2000 Plan. Awards granted under the 2000 Plan generally will expire not more than 10 years after the date of grant. Employee options and restricted stock granted under the 2000 Plan generally have vested in three equal annual installments, commencing on the first anniversary of the grant date. The restricted stock may vest earlier, particularly if they are granted to the participant in lieu of compensation that would have otherwise been payable in cash.

        Summary Table.    The following table sets forth, for each of the Company's equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2002.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights(1) (b)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans approved by stockholders	1,699,200	(2)	$22.07	2,314,582	(3)
Equity Compensation Plans not approved by stockholders	25,000	(4)	$30.75	125,872	(5)
Total

(1)
Weighted average exercise price of outstanding options; does not include stock units.

(2)
Represents 1,569,499 shares subject to outstanding options and 4,000 shares underlying stock units, payable on a one-for-one basis, credited to stock unit accounts under the 1994 Plan, 82,701 shares underlying stock units, payable on a one-for-one basis, credited to stock unit accounts under the Director Phantom Stock Plan, and 43,000 shares subject to outstanding options under the Director Plan.

(3)
Of these shares, 2,147,283 were available for options, stock appreciation rights, restricted stock, stock units and stock bonuses, performance based awards and dividend equivalents under the 1994 Plan and 167,299 were available for issuance under stock units under the Director Phantom Stock Plan. The 1994 Plan provides that the aggregate number of shares that may be delivered in connection with awards granted under the 1994 Plan shall be increased by 9.9% of any increase in the Company's total outstanding shares after March 31, 1997 (other than an increase as a result of the issuance of shares under the Plan). The 1994 Plan share limit does not decrease if shares are reacquired by the Company after an increase has been made, and the share limit will not increase if those reacquired shares are reissued. No additional share authority exists under the Director Plan. No additional awards will be made under the 1994 Plan if the 2003 Plan is approved by stockholders at the Annual Meeting.

(4)
Represents 25,000 shares subject to outstanding options under the 2000 Plan.

(5)
This number represents the actual number of reacquired shares as of December 31, 2002 that were available for issuance pursuant to new awards and could be granted under the 2000 Plan as of such date. No additional shares have been reacquired since that date. This number of shares is available for options, stock appreciation rights, restricted stock, stock units and stock bonuses, performance based awards and dividend equivalents under the 2000 Plan. The shares that may be issued under the 2000 Plan are limited to shares of Common Stock that have been listed on the NYSE, but have been reacquired by the Company. NYSE rule changes limiting the use of newly reacquired shares for such purposes are expected by mid-2003. No additional awards will be made under the 2000 Plan if the 2003 Plan is approved by stockholders at the Annual Meeting or with reference to any shares that have not been reacquired by the Company by the time of the NYSE rule changes.

        The following Report of the Compensation Committee and the Stock Performance Graph included in this Proxy Statement shall not be deemed filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report or the Stock Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee.    The Compensation Committee (the "Committee") reviews and recommends to the Board of Directors compensation for the Company's officers and key employees and administers certain of the Company's employee benefit and stock plans, with authority to authorize awards under the Company's incentive plans. The current members of the Committee are Messrs. Moore and Cownie and Dr. Sexton.

        Objectives of the Company's Executive Compensation Program.    The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who are capable of leading the Company effectively and continuing its growth. The Company's objective has been to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve the business objectives of the Company which include encouraging stock ownership. The Committee intends to target aggregate compensation levels at rates that are reflective of current practices of comparable companies in the real estate investment trust ("REIT") industry, particularly companies that own retail malls.

        Elements of the Program.    The Company's executive compensation program includes three principal elements, each of which is intended to serve the overall compensation philosophy of the Company. First, the executive's base salary is intended to create a minimum level of compensation that is reasonably competitive with other retail mall REITs. Second, the Company generally uses restricted stock and may use other stock awards, including stock options, under its incentive plans as a long-term incentive. The Company believes that these types of awards are an important means to link the interests of management and stockholders and to encourage management to adopt a longer term perspective. Finally, the Company has established an annual incentive compensation plan for executive officers and other senior officers and key employees under which bonuses, which may be paid in cash and/or in the form of restricted stock, are awarded based upon the achievement of individual and corporate performance goals. The objective of this incentive compensation plan is to motivate and reward executives for performance that benefitted the Company and to recognize the contribution of its key employees. In addition, the Restricted Stock Bonus Program established under the Company's stock incentive plans offers greater flexibility regarding cash bonuses and provides a convenient method for participants to elect to increase their stock ownership in the Company. Eligible participants are offered the opportunity to receive all or a portion of what would otherwise have been a cash bonus in restricted stock, valued as of the date of the award at 1.5 times the amount otherwise payable in cash to reflect the substantial risks associated with the deferral of payment and vesting restrictions of the award. See Note 3 on page 14 of this Proxy Statement.

        Executive officers of the Company further participate in certain deferred compensation plans, and four executive officers also participate in a split dollar life insurance arrangement (subject to compliance with the Sarbanes-Oxley Act), to assist them in their tax and estate planning. In addition, the executive officers are eligible to receive other benefits such as medical and retirement benefits.

        Competitive Compensation Comparisons.    The Company has commissioned an outside compensation consultant, FPL Associates, L.P. ("FPL"), to assist the Committee in the development and review of the Company's compensation programs for its executive and senior officers and certain key employees. Among other things, FPL has reviewed the compensation programs of similar companies in the REIT industry, including retail mall owners, and compared them to the Company's compensation programs. Since the Company's IPO, FPL has performed these reviews typically on an annual basis focusing on the development of a competitive total compensation program. The last compensation study was conducted in 2001.

        CEO Compensation.    Mr. Arthur Coppola's base salary is reviewed by the Committee on an annual basis and is subject to discretionary increases that generally are based on, in the subjective judgment of the Committee, individual and corporate performance (including the successful completion of acquisitions, financings, redevelopments, other business initiatives and changes in total funds from operations, funds from operations per share and the Company's stock price) and competitive, economic and other factors deemed relevant by the Committee. Effective November 2001, Mr. Coppola's annual salary was increased to $650,000 from 500,000 per year largely based on the FPL 2001 compensation study indicating that Mr. Coppola's base salary remained low compared to his REIT industry peers.

        In addition to Mr. A. Coppola's base salary, he elected in advance to participate in the Restricted Stock Bonus Program for 2002 and in accordance with the terms of this program received 27,138 shares of restricted stock in lieu of a $550,000 cash bonus. As an additional long-term incentive, in 2002 the Committee granted to Mr. Coppola 18,092 additional shares of restricted stock. These grants of restricted stock vest over a three-year period. Mr. Coppola's annual long-term incentive compensation awards were based upon the Committee's evaluation of his individual and the Company's performance as well as the Committee's desire to maintain Mr. Coppola's long-term incentive compensation at a level which is competitive to that of his peers in the REIT industry. The Compensation Committee also granted Mr. Coppola 100,000 shares of restricted stock that vest over a five-year period. This grant to Mr. Coppola was based on a variety of factors, including a review by the Committee of the number of prior awards granted to and held by him, FPL's recommendation regarding long-term incentive awards and the Committee's highly favorable assessment of Mr. Coppola's performance as President and CEO. This 100,000 share restricted stock grant was part of the Committee's overall compensation plan to increase the long-term incentive compensation awarded to Mr. Coppola both to recognize his performance as President and CEO over a period of time and to encourage his continued role at the Company. For details of these grants, see the table captioned "Summary Compensation Table" and the discussion at page 14 of this Proxy Statement. All of these restricted stock grants as well as the continuation of the Restricted Stock Bonus Program were made on a basis that is consistent with the Company's philosophy of granting long-term incentive awards to provide executives with a promise of longer term rewards directly linked to increased share values.

        Other Executive Officers.    As a result of the 2001 FPL study, the base salaries of Messrs. Contis, O'Hern, Bayer and Sidwell were increased to $400,000, $350,000, $300,000 and $275,000, respectively, effective June 1, 2001. The Committee, believed that the salary structure in place for Messrs. Contis, O'Hern, Bayer and Sidwell and the other executive officers remained appropriate for 2002. The other executive officers also received, in some cases, bonus awards under the Company's incentive compensation plan and equity-based incentive compensation in the form of restricted stock awards in 2002. The 2002 restricted stock awards and bonuses were granted to certain executive officers based on the Committee's subjective evaluation of individual and corporate performance, including the factors described above regarding Mr. A. Coppola's compensation. Messrs. E. Coppola, Contis, O'Hern, Bayer and Sidwell each participated in the Restricted Stock Bonus Program and elected to convert all of what would otherwise have been a cash bonus to restricted stock. All of the executives are entitled to receive minimum specified annual base salaries as set forth in their respective employment agreements with the Company, except Mr. Contis who does not have an employment agreement. The Committee contemplates that any annual increases will generally be based on substantially the same criteria that will be used for Mr. A. Coppola.

        Section 162(m) Issues.    The Committee's policy with respect to Section 162(m) of the Code, to the extent Section 162(m) is applicable, is to make reasonable efforts to provide that compensation (other than restricted stock) remains deductible, in the ordinary course, while preserving the authority to pay compensation that may not be deductible if that is considered advisable to appropriately reward Company executives for their performance. Substantially all of the compensation paid by the Company during 2002 was not subject to the Section 162(m) limitation. Restricted stock grants are not performance-based for these purposes and thus their cumulative or accelerated vesting could result in non-deductible compensation in the future. Future payments of non-performance based deferred compensation may also result in non-deductible compensation.

Members of the Compensation Committee
James S. Cownie
Stanley A. Moore
Dr. William P. Sexton

STOCK PERFORMANCE GRAPH

        The following graph provides a comparison, from December 31, 1997 through December 31, 2002, of the cumulative total stockholder return (assuming reinvestment of dividends) of the Company, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trusts, Inc. Equity REIT Total Return Index (the "NAREIT Index"), an industry index of 175 REITs (including the Company). The NAREIT Index includes REITs with 75% or more of their gross invested book value of assets invested directly or indirectly in the equity ownership of real estate.

        The graph assumes that the value of the investment in each of the Company's Common Stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends.

        Upon written request directed to the Secretary of the Company, the Company will provide any stockholder with a list of the REITs included in the NAREIT Index. The historical information set forth below is not necessarily indicative of future performance. Data for the NAREIT Index and the S&P 500 Index were provided to the Company by SNL Securities LC.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
The Macerich Company	100.00	96.14	85.04	86.39	131.15	163.48
S&P 500 Index	100.00	128.55	155.60	141.42	124.63	96.96
NAREIT All Equity REIT Index	100.00	82.50	78.69	99.44	113.29	118.08

PRINCIPAL STOCKHOLDERS

        Except as otherwise noted, the following table sets forth information as of March 1, 2003 with respect to the only persons known by the Company to own beneficially more than 5% of the outstanding shares of its Common Stock, based upon Schedule 13G and Schedule 13D reports filed with the Commission, and, as of March 1, 2003, the number of shares of the Company's Common Stock beneficially owned by its executive officers and directors as a group. Each of the persons listed below which has reported that it may be considered a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock has certified that, to the best of its knowledge and belief, the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with or as a participant in any transaction having such purpose or effect. The number of shares of the Company's Common Stock beneficially owned by each director is set forth in "Information Regarding Nominees and Directors" and the number of shares beneficially owned by each named executive officer is set forth in "Executive Officers."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Cohen & Steers Capital Management, Inc.(1) 757 Third Avenue New York, New York 10017	5,545,472	10.64%
Security Capital Research & Management Incorporated(2) 11 South La Salle Street 2nd Floor Chicago, Illinois 60603	4,331,010	8.30%
Lend Lease Rosen Real Estate Securities LLC Lend Lease Real Estate Investments, Inc. Rosen Financial Services II, L.L.C. Rosen Financial Services, Inc. and Kenneth T. Rosen(3) 1995 University Avenue Suite 550 Berkeley, CA 94704	2,886,600	5.50%
European Investors Inc.(4) EII Realty Securities Inc. 717 5th Avenue New York, NY 10022	2,675,187	5.00%
All directors and executive officers as a group (13 persons)(5)	2,704,218	5.18%

(1)
The Schedule 13G indicates that the reporting entity is a registered investment adviser and has sole voting power with respect to 5,317,972 shares and sole dispositive power with respect to 5,545,472 shares.

(2)
The Schedule 13G indicates that the reporting person is a registered investment adviser and has shared voting and dispositive power with respect to all shares reported.

(3)
These entities made a joint filing on Schedule 13G noting that each of Rosen Financial Services II, L.L.C. ("RFS II") and Lend Lease Real Estate Investments, Inc. ("LLREI") is filing this report because they are the owners of Lend Lease Rosen Real Estate Securities LLC ("LLR"), a registered investment adviser who acts as investment adviser to certain separate accounts which have purchased the reported securities. Rosen Financial Services, Inc. ("RFS") is the parent of RFS II and Kenneth T. Rosen is the parent of RFS. In its capacity as investment adviser, LLR has sole voting power with respect to 2,000,050 shares and sole investment power with respect to 2,886,600 shares. LLREI's office address is 3424 Peachtree Road, Suite 800, Atlanta, GA 30326.

(4)
These entities made a joint filing on Schedule 13G and indicated that European Investors Inc. is an investment adviser and EII Realty Securities Inc. is a wholly-owned subsidiary of European Investors Inc. European Investors Inc. has sole voting power with respect to 654,987 shares, shared voting power with respect to 33,300 shares, sole dispositive power with respect to 692,787 shares and shared dispositive power with respect to 9,400 shares. EII Realty Securities Inc. has sole voting power with respect to 1,693,400 shares and sole dispositive power with respect to 1,973,000 shares.

(5)
Includes options to purchase shares under the 1994 Incentive Plan, the 2000 Incentive Plan or the Director Plan which are currently exercisable or become exercisable before May 1, 2003, restricted stock granted under the 1994 Incentive Plan or the 2000 Incentive Plan and stock units credited to certain directors under the Director Phantom Stock Plan. See also the Notes to the tables on page 4 and 10 of this Proxy Statement.

AUDIT COMMITTEE MATTERS

        The Audit Committee consists of three members, Messrs. Hochstim and Cownie and Dr. Sexton. In 2002, the Audit Committee met five times. The Audit Committee and the Board of Directors adopted a Charter for the Audit Committee in 2001 and review and reassess the adequacy of the Charter annually. In light of the proposed New York Stock Exchange Rules, the Audit Committee and the Board of Directors are currently reviewing the Audit Committee Charter for compliance and will amend the Charter to comply with these rules once they are adopted. The Company's securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the Audit Committee meet the independence standards of Section 303.01(B)(2)(a) of the current New York Stock Exchange Listing Company Manual.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee shall not be deemed filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

        The Audit Committee of the Board of Directors assists the Board in performing its oversight responsibilities for the Company's financial reporting process, audit process and internal controls as more fully described in the Audit Committee's Charter.

        The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with the Company's management and with the Company's independent accountants. In addition, the Committee discussed with the Company's independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Committee has also received and reviewed the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the accountants their independence from the Company.

        Based on the review and discussions with management and the independent accountants described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

Members of the Audit Committee
James S. Cownie
Theodore S. Hochstim
Dr. William P. Sexton

Information Concerning Fees of Independent Accountants

        For the year ended December 31, 2002, the Company paid fees to PricewaterhouseCoopers LLP for services in the following categories:

Audit Fees	$852,750
Financial Information
Systems Design & Implementation Fees	-0-
All Other Fees	1,875,868

        "All Other Fees" includes $1,828,243 for tax services, including tax structuring advice regarding various transactions, including the Westcor Realty Limited Partnership acquisition, income tax compliance and related tax services. The Audit Committee determined that the provision of the non-audit services noted above is compatible with maintaining the independence of PricewaterhouseCoopers LLP. In 2002, the Audit Committee pre-approved the retention of PricewaterhouseCoopers to perform various audit and tax services for the Company. The approved tax services are those services permitted under the Sarbanes-Oxley Act.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

Independent Accountants

        The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company's independent accountants to audit its financial statements for the year ending December 31, 2003. PricewaterhouseCoopers LLP (including its predecessors) has served as the principal independent accountants for the Company since its formation in September 1993.

        Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, and may decide to retain them notwithstanding the vote. Even if the selection is ratified, the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. In addition, if PricewaterhouseCoopers LLP, should decline to act or otherwise become incapable of acting, or if the employment should be discontinued, the Audit Committee, will appoint substitute independent public accountants. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants requires the affirmative vote of a majority of all the votes cast on the matter at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003. PROXIES RECEIVED WILL BE VOTED FOR RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

OTHER MATTERS

Solicitation of Proxies

        The cost of solicitation of Proxies in the form enclosed herewith will be paid by the Company. Solicitation will be made primarily by mail, but regular employees of the Company, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Georgeson Shareholder will assist in the solicitation of proxies and the Company anticipates a fee for proxy solicitation services of approximately $8,000. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain Proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Stockholder Proposals

        For a matter to be properly presented at the Annual Meeting by a stockholder, the Secretary of the Company must have received written notice thereof after February 16, 2003 and on or before March 18, 2003, as specified in the Company's Charter and Bylaws.

        A stockholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy statement and form of Proxy for the 2003 annual meeting of stockholders must be received by the Company by December 9, 2003. Such a proposal must also comply with the requirements as to form and substance established by the Securities Exchange Commission for such proposals. A stockholder otherwise desiring to bring a proposal before the 2004 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to the Board of Directors) must deliver the proposal to the principal executive offices of the Company after February 28, 2004 and on or before March 29, 2004 (not less than 60 nor more than 90 days prior to the first anniversary of the previous year's annual meeting). Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, No. 700, Santa Monica, California 90401, Attn: Secretary. Copies of the charter and Bylaws may be obtained by providing a written request to the Secretary of the Company at that address.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied, except that Messrs. E. Coppola and A. Coppola did not timely report a 5,000 share open market purchase which was subsequently gifted by an entity of which they were members, Messrs. Cownie, Hubbell, Hochstim and Moore and Dr. Sexton did not timely report an exempt automatic grant of 5,000 options under the 2000 Plan and Mr. Siegel did not timely report a 1,200 share purchase by his daughter.

Other Matters

        The Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY TODAY.

Appendix A

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

1.	THE PLAN		1
	1.1	Purpose	1
	1.2	Administration and Authorization; Power and Procedure.	1
	1.3	Participation	2
	1.4	Shares Available for Awards; Share Limits.	2
	1.5	Grant of Awards.	3
	1.6	Award Period.	3
	1.7	Limitations on Exercise and Vesting of Awards.	3
	1.8	No Transferability; Limited Exception to Transfer Restrictions.	4
2.	OPTIONS.		4
	2.1	Grants.	4
	2.2	Option Price.	4
	2.3	Limitations on Grant and Terms of Incentive Stock Options.	5
	2.4	Limits on 10% Holders.	5
	2.5	Option Repricing/Cancellation and Regrant.	5
	2.6	Effects of Termination of Employment or Service.	6
	2.7	Limitation on Exercise of Option Award	6
3.	STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)		7
	3.1	Grants.	7
	3.2	Exercise of Stock Appreciation Rights.	7
	3.3	Payment.	7
	3.4	Limited Stock Appreciation Rights.	8
4.	RESTRICTED STOCK AND STOCK UNIT AWARDS		8
	4.1	Grants.	8
	4.2	Restrictions.	9
	4.3	Return to the Corporation.	9
5.	PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS		9
	5.1	Grants of Performance Share Awards.	9
	5.2	Special Performance-Based Share Awards.	10
	5.3	Grants of Stock Bonuses and Other Awards.	11
	5.4	Deferred Payments.	11

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	5.5	Limitations on Awards.	11
	5.6	Dividend Equivalent Rights.	11
	5.7	Operating Partnership Units or other Convertible Units.	11
	5.8	Alternative Payments	12
6.	OTHER PROVISIONS		12
	6.1	Rights of Eligible Persons, Participants and Beneficiaries.	12
	6.2	Adjustments; Acceleration.	12
	6.3	Effect of Termination of Service on Awards.	14
	6.4	Compliance with Laws.	15
	6.5	Tax Matters.	15
	6.6	Plan and Award Amendments, Termination and Suspension.	16
	6.7	Privileges of Stock Ownership.	16
	6.8	Effective Date of the Plan.	16
	6.9	Term of the Plan.	16
	6.10	Governing Law/Construction/Severability.	17
	6.11	Captions.	17
	6.12	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.	17
	6.13	Non-Exclusivity of Plan.	18
	6.14	No Corporate Action Restriction.	18
	6.15	Other Company Benefit and Compensation Program.	18
7.	DEFINITIONS		18
	7.1	Definitions.	18
8.	NON-EMPLOYEE DIRECTOR FORMULA OPTIONS		23
	8.1	Participation.	23
	8.2	Annual Option Grants.	23
	8.3	Option Price.	23
	8.4	Option Period and Exercisability.	24
	8.5	Termination of Directorship.	24
	8.6	Adjustments; Acceleration.	24

ii

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN

1.
THE PLAN

        1.1    Purpose

          The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, the Company with awards and incentives for individual service or performance, financial performance of the Company and market performance of the Corporation's Common Stock. "Corporation" means The Macerich Company, a Maryland corporation and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

        1.2    Administration and Authorization; Power and Procedure.

          (a)    Committee.    This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. Where the Committee authorizes the issuance of shares under this Plan, the Committee shall adopt a resolution which sets the minimum consideration for the shares to be issued or a formula for its determination, fairly describes any consideration other than money and states any findings required by this Plan or the partnership agreement of The Macerich Partnership, L.P.

          (b)    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the resolutions of the Board approving this Plan, and compliance with Section 2-203 of the Maryland General Corporation Law, the Committee shall have the authority:

            (i)    to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

            (ii)  to grant or approve Awards, including Awards issued by its Subsidiaries, to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards, including any performance criteria, consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

            (iii)  to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

            (iv)  to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (v)  to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6 and subject to Section 2.5;

            (vi)  to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of Awards under Section 1.6; and

            (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

The provisions of Article 8 relating to Non-Employee Director Options shall be formulaic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to those Awards, Board approval or ratification shall be required for any material amendments to any such Award.

          (c)    Binding Determinations/Liability Limitation.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

          (d)    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e)    Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3    Participation

          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

        1.4    Shares Available for Awards; Share Limits.

          (a)    Shares Available.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

          (b)    Share Limits.

            (i)    The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 6,000,000 shares (the "Share Limit"); provided that the maximum number of shares of Common Stock that may be delivered pursuant to Awards other than Options and SARs granted under this Plan shall not exceed 3,000,000 shares.

            (ii)  The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,950,000 shares.

            (iii)  The maximum number of shares of Common Stock in the aggregate that may be issued under Awards under this Plan (other than Awards granted under Section 8 or shares issued in lieu of cash compensation otherwise payable) granted to Non-Employee Directors shall be 350,000.

            (iv)  The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan shall be limited to 500,000 and the maximum limit on the number of shares in the aggregate subject to all stock-related Awards that during any calendar year are granted to any individual under this Plan shall be 750,000.

            (v)  Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

          (c)    Calculation of Available Shares and Replenishment.    Shares subject to outstanding Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act) shall be reserved for issuance. If any option or other right to acquire shares of Common Stock under an Award shall expire or be cancelled or terminated without having been exercised in full, or any Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Section 162(m) of the Code. If a

2

  Stock Appreciation Right or similar right is exercised or a Performance Share Award based on the increased market value of a specified number of shares of Common Stock is paid in shares, only the number of shares actually issued shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds shares of Common Stock pursuant to Section 6.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of Section 6.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. To the extent a performance share award or dividend equivalent is paid in shares of Common Stock, the number of shares of Common Stock (if any) subject to such Performance Share Award or dividend equivalent shall be charged (but in the case of tandem or substituted Awards or dividend equivalents, without duplication) against the maximum number of shares of Common Stock that may be delivered pursuant to Awards under this Plan. Notwithstanding the foregoing provisions, but subject to Section 6.10(c), Awards payable solely in cash shall not reduce the number of shares available for Awards under this Plan and any imputed charges to the maximum number of shares deliverable under this Plan pursuant to Awards payable in shares or cash shall be reversed to the extent the Awards are actually paid in cash. To the extent any shares were previously reserved in respect of such Awards payable in cash or shares, the number of shares not issued shall (except as above expressly provided with respect to withholding under Section 6.5) again be available for purposes of this Plan.

        1.5    Grant of Awards.

          Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

        1.6    Award Period.

          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, subject to Section 4.1(c), in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

        1.7    Limitations on Exercise and Vesting of Awards.

          (a)    Provisions for Exercise.    Unless the Committee otherwise expressly provides or as provided in or pursuant to Section 6.2, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

          (b)    Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation or its designee approves a notice of such exercise in the form required by the Company from the Participant, together with any required payment made in accordance with Section 2.2 or 8.3, as the case may be.

          (c)    Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

3

        1.8    No Transferability; Limited Exception to Transfer Restrictions.

          (a)    Limit On Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

          (b)    Exceptions.    The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, or charitable institutions, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the Participant and/or members of the Participant's immediate family or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee may establish. Consistent with Section 6.4, any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer (i) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (ii) will not compromise the Corporation's ability to register shares issuable under this Plan on SEC Form S-8 under the Securities Act or a Subsidiary's ability to rely on SEC Rule 701 thereunder with respect to Subsidiary interests or securities. Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

          (c)    Further Exceptions to Limits On Transfer.    The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

            (i)    transfers to the Corporation,

            (ii)  the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (iii)  subject to any applicable ISO limitations, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

            (iv)  if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

            (v)  the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.
OPTIONS.

        2.1    Grants.

          One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

        2.2    Option Price.

          (a)    Pricing Limits.    The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof, payable in any form of lawful consideration specified by the Committee.

4

          (b)    Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

        2.3    Limitations on Grant and Terms of Incentive Stock Options.

          (a)    $100,000 Limit.    To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b)    Option Period.    Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

          (c)    Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that qualifies as a "subsidiary corporation" pursuant to Section 424(f) of the Code. For this purpose, a "subsidiary corporation" means any Subsidiary that is a corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain of corporations owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4    Limits on 10% Holders.

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5    Option Repricing/Cancellation and Regrant.

          Except as provided in or pursuant to Section 6.2, the Committee may not authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price or the number of shares subject to an Award granted under Article 2 or 8 by

5

  cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment or by substitution of an outstanding Award without prior approval of the Corporation's stockholders.

        2.6    Effects of Termination of Employment or Service.

          (a)    Options.    Unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant:

            (i)    Options—Resignation or Dismissal.    If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") (other than Total Disability or death, Retirement, or for Cause (as determined in the discretion of the Committee)), the Participant shall have three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

            (ii)    Options—Death or Disability.    If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

            (iii)    Options—Retirement.    If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

          (b)    Certain SARs.    Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

          (c)    Committee Discretion.    Notwithstanding and without limiting the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

          (e)    Limitations on Incentive Stock Options.    Notwithstanding the foregoing, to the extent that the post-termination exercise period of an Incentive Stock Option exceeds the limitations under Section 422 the Code, such Option will cease to be treated as Incentive Sock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

        2.7    Limitation on Exercise of Option Award.    No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. If a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

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3.
STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

        3.1    Grants.

          In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

        3.2    Exercise of Stock Appreciation Rights.

          (a)    Exercisability.    Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable. The base price of any SAR related to an Option may be less than the Fair Market Value of the Common Stock on the grant date, provided that such price shall be no less than the exercise price of the related Option.

          (b)    Effect on Available Shares.    To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares shall be charged against the maximum number of shares of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the referenced number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

          (c)    Stand-Alone SARs.    Subject to Sections 1.6 and 1.7, a Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. The base price of each stand-alone SAR shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

        3.3    Payment.

          (a)    Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

            (i)    the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

            (ii)  the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b)    Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a Stock Appreciation Right to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In

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  the event that a Participant exercises any portion of a Stock Appreciation Right which upon delivery of Common Stock would cause such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

        3.4    Limited Stock Appreciation Rights.

          The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.
RESTRICTED STOCK AND STOCK UNIT AWARDS.

Subject to any applicable limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan, and such rules and procedures as the Committee may establish from time to time:

        4.1    Grants.

          (a)    Restricted Stock.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered, or to the extent provided in an applicable agreement with the Participant. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

          (b)    Stock Units.    The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee.

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          (c)    Payouts.    The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

        4.2    Restrictions.

          (a)    Pre-Vesting Restraints.    Except as provided in Section 4.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

          (b)    Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Restricted Stock Awards (to the extent not also entitled to receive cash dividends) and Stock Unit Awards may include Dividend Equivalent Rights to the extent authorized by the Committee, as provided in Section 5.6.

          (c)    Cash Payments.    If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

        4.3    Return to the Corporation.

          Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

5.
PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS.

        5.1    Grants of Performance Share Awards.

          Subject to Section 6.4, the Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration and subject to any limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares, cash or other property to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such

9

  performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

        5.2    Special Performance-Based Share Awards.

          (a)    General Provisions.    Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including "performance- based" awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights ("DERs"), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, division, region or property basis with reference to performance goals relative to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, total revenue growth, net income, occupancy gains, square footage growth, and sales per square foot growth, each as defined in Exhibit B. These terms otherwise are used as applied under generally accepted accounting principles or in the Company's financial reporting. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the year (or before one-quarter of the performance measurement period has elapsed, if such period exceeds one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets. The applicable performance measurement period may be not less than one nor (except as provided in Section 1.6) more than 10 years.

          (b)    Maximum Award.    Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 750,000 shares, subject to adjustment pursuant to Section 6.2. In no event shall grants made to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than (x) the lesser of 200% of base salary as of the beginning of the applicable performance period or $800,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods. If an Award pursuant to this Section 5.2 is payable in cash or restricted shares, the lesser of the share limit or the dollar limit of this Section 5.2(b) shall apply and, for purposes of such limits, the restricted shares shall be deemed to have a value not less than two-thirds of the Fair Market Value of the Common Stock on the applicable measurement date.

          (c)    Committee Certification.    Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

          (d)    Terms and Conditions of Awards.    The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the

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  authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

          (e)    Stock Payout Features.    In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

        5.3    Grants of Stock Bonuses and Other Awards.

          Subject to Section 6.4, the Committee may grant a Stock Bonus to any Eligible Person to reward services, contributions or achievements, or in connection with the deferral of compensation, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares, if any) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

        5.4    Deferred Payments.

          The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or of cash otherwise payable under this Plan, and provide for accretions to benefits thereon based upon such deferment (including, but not limited to a greater nominal value in shares than in cash or an allowance for interest, dividend equivalents or appreciation rights) at the election or at the request of such Participant or as a mandatory basis as a condition of the Award, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

        5.5    Limitations on Awards.

          Notwithstanding the provisions of this Article 5, in no case may any Award of shares be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

        5.6    Dividend Equivalent Rights.

          In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Option, Restricted Stock, Stock Unit or other stock-based Award, on such terms as set forth by the Committee in the Award Agreement. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the stock-based Award is exercised or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash or shares, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

        5.7    Operating Partnership Units or other Convertible Units.    The Committee may authorize for the benefit of any Eligible Person the issuance of Common Stock or the payment of cash in connection with, or upon exercise, conversion or exchange of, phantom units or other interests in Subsidiaries that are issued by the Subsidiary with the Committee's approval and any required Board approval and that are convertible or exchangeable into Common Stock, units or cash.

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        5.8    Alternative Payments

          The Committee may require or allow all or a portion of an Award under this Article 5 to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.
OTHER PROVISIONS

        6.1    Rights of Eligible Persons, Participants and Beneficiaries.

          (a)    Employment Status.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

          (b)    No Employment/Service Agreement.    Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or other agreement other than an Award Agreement.

          (c)    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        6.2    Adjustments; Acceleration.

          (a)    Adjustments.    Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

            (1)  proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price (which term includes the base price in the case of SARs or similar rights) of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any or all

12

    outstanding Awards, or (e) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any or all outstanding Awards, or

            (2)  make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the outstanding Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Award, unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant.

With respect to any Award of an Incentive Stock Option, in the discretion of the Committee, the adjustment may be made in a manner that would cause the Option to cease to qualify as an Incentive Stock Option.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (a)(1) above shall nevertheless be made.

          (b)    Automatic Termination upon Settlement.    Without limiting the authority of the Company under Section 6.2(a) or (c), if provision has been made by the Committee for the assumption, substitution, exchange or other settlement (each of the foregoing, a "settlement") or continuation of at least the vested portion of an outstanding Award pursuant to Section 6.2(a) upon or in anticipation of either (i) a Change in Control Event approved by the Board, or (ii) a reorganization event which the Company does not survive (or does not survive as a public company in respect of its outstanding common stock) then (subject, however, to the terms of such settlement or continuation and any specific terms of the Award or another applicable written agreement to the contrary) the prior outstanding Award shall terminate upon consummation of the event to the extent so provided.

          (c)    Acceleration of Awards Upon Change in Control.    Subject to Sections 8.6, and unless otherwise expressly provided in the Award or another applicable written agreement with the Participant: unless prior to a Change in Control Event the Committee determines that, upon its occurrence, the benefits under any or all Awards shall not be subject to acceleration as provided below or determines that only certain or limited benefits under any or all Awards shall be so accelerated and the extent to which they shall be accelerated, and/or establishes a different time or circumstance in respect of such Event for such acceleration, by the Award Agreement or otherwise, then as to the Awards (or replacement awards) held by any Participant immediately prior to the occurrence of a Qualified Termination upon or not later than 12 months following a Change in Control Event:

            (i)    each Option and Stock Appreciation Right shall become immediately exercisable,

            (ii)  Restricted Stock shall immediately vest free of restrictions, and

            (iii)  each Performance Share Award shall become payable to the Participant.

A "Qualified Termination" for these purposes (i) includes any termination of employment by the Company (other than for Cause or because of the Participant's death or Total Disability), subject to the

13

actual occurrence of the Change in Control Event, (ii) may include a constructive termination by the Company (such as a termination by the Participant for specified reasons), and (iii) may be deemed (subject to actual occurrence of the Change in Control Event before expiration or other termination of the Award) to include any such termination by the Company in express contemplation of a publicly announced Change in Control Event.

        The Committee may override the provisions regarding acceleration in this Section 6.2(c) by express provision in the Award Agreement or otherwise and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2(d)), immediately prior to the event.

          (d)    Limitation on Award Adjustments.    To the extent limited by Section 162(m) in the case of an Award intended as a performance-based award for purposes of Section 162(m) and necessary to assure deductibility of the compensation payable under the Award, the Committee shall have no discretion under this Plan (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

          (e)    No Extension Beyond Expiration.    Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

          (f)    Possible Rescission of Acceleration.    If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

          (g)    Terminology.    As used in this Section 6.2 and without limiting the authority of the Board in other contexts, the term "Committee" includes alternatively, the Board.

        6.3    Effect of Termination of Service on Awards.

          (a)    General.    Subject to Section 2.6, the Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise provided in the Award or other provision of this Plan or another written agreement with the Participant, the Severance Date shall be the later of (1) the date of termination (for any reason whatsoever) of the Participant's employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination of the Award if a person's status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

          (b)    Termination of Consulting or Affiliate Services.    If the Participant is not an Eligible Employee or Non-Employee Director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written agreement with the Participant or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the written agreement or Award otherwise expressly provides), the Participant's termination of services for purposes of

14

  Section 2.6, 3, 4.3 or 5 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

          (c)    Effect on Unvested Awards.    Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, or Stock Unit Award, to the extent such Award has not become exercisable, or vested, as the case may be, as of the applicable Severance Date, shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not exercisable shall terminate. Vested Options and any related SARs are further subject to the provisions of Section 2.6.

          (d)    Events Not Deemed Terminations of Service.    Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

          (e)    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary an involuntary termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary's change of status.

        6.4    Compliance with Laws.

          This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        6.5    Tax Matters.

          Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under applicable law.

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        6.6    Plan and Award Amendments, Termination and Suspension.

          (a)    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b)    Stockholder Approval.    To the extent then required under Section 2.5 of the Plan, Sections 162, 422 or 424 of the Code or any other applicable law or listing agency, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

          (c)    Amendments to Awards.    Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b), 1.6, 2.5 and 6.6(d) and subject to the resolutions of the Board approving the Plan) may make other changes to the terms and conditions of Awards, including without limitation, providing for shorter vesting periods or longer exercise periods for Awards.

          (d)    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

          (e)    ISO Acceleration.    The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

        6.7    Privileges of Stock Ownership.

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        6.8    Effective Date of the Plan.

          This Plan is effective as of April 1, 2003 the date of approval by the Board. The Plan shall be submitted for and subject to stockholder approval.

        6.9    Term of the Plan.

          No Award will be granted under this Plan after March 31, 2013 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

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        6.10    Governing Law/Construction/Severability.

          (a)    Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

          (b)    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c)    Plan Construction.

            (1)    Rule 16b-3.    It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards or if a particular Award or event does not so qualify.

            (2)    Section 162(m).    It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

        6.11    Captions.

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        6.12    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

          Awards may be granted under this Plan in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.

          Any such shares that are issued and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the maximum number of shares and awards available for issuance under the Plan.

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        6.13    Non-Exclusivity of Plan.

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        6.14    No Corporate Action Restriction.

          The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

        6.15    Other Company Benefit and Compensation Program.

          Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

7.
DEFINITIONS.

        7.1    Definitions.

          (a)  "Award" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, Dividend Equivalent Right or deferred payment right, convertible security pursuant to Section 5.7, or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b)  "Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c)  "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 8, the applicable dates set forth therein.

          (d)  "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.

          (e)  "Beneficial Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

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          (f)    "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          (g)  "Board" means the Board of Directors of the Corporation.

          (h)  "Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable agreement with the Participant) a termination of service based upon a finding by the Company, acting in good faith based on its reasonable belief at the time, that the Participant:

            (1)  has failed to perform job duties in a material respect without proper cause; or

            (2)  has materially breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company in a manner injurious to the Company; or has been convicted of a felony; or

            (3)  has materially breached any of the provisions of any agreement with the Company.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

          (i)    "Change in Control Event" means any of the following:

            (1)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or successor or (iv) any acquisition by any entity pursuant to a transaction that complies with Sections (3)(A), (3)(B) and (3)(C) below;

            (2)  Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

            (3)  Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a

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    "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries ("Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

            (4)  Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

          (j)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (k)  "Commission" means the Securities and Exchange Commission.

          (l)    "Committee" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law or the Corporation's Articles of Amendment and Restatement or By-Laws. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

          (l)    "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (m)  "Company" means, collectively, the Corporation and its Subsidiaries.

          (n)  "Constructive Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructive Owns" and "Constructively Owned" shall have correlative meanings.

          (o)  "Corporation" means The Macerich Company, a Maryland corporation, and its successors.

          (p)  "Dividend Equivalent Right" means a right authorized under Section 5.6 of this Plan.

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          (q)  "Eligible Employee" means an officer (whether or not a director) or key employee of the Company.

          (r)  "Eligible Person" means an Eligible Employee, a Non-Employee Director or any Other Eligible Person, as designated by the Committee in its discretion.

          (s)  "Equity Shares" means shares that are either Common Stock or Preferred Stock.

          (t)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (u)  "Fair Market Value" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          (v)  "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

          (w)  "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (x)  "Non-Employee Director" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

          (y)  "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

          (z)  "Other Eligible Person" means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable

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  under this Plan by the Company or (2) the Corporation's or any Subsidiary's compliance with any other laws applicable to transactions or determinations under this Plan.

          (aa)"Ownership Limit" means 9.8% of the lesser of the number or value of the outstanding Equity Shares of the Corporation, except as otherwise permitted under the charter of the Corporation.

          (bb)"Participant" means an Eligible Person who has been granted an Award under this Plan.

          (cc)"Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

          (dd)"Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (ee)"Plan" means this 2003 Equity Incentive Plan, as it may be amended from time to time.

          (ff)"Preferred Stock" means the Preferred Stock of the Corporation.

          (gg)"Qualified Termination" is defined in Section 6.2(c).

          (hh)"Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (ii)  "Retirement" means retirement with the consent of the Company, from active service as an employee or officer of the Company or, in the case of a Non-Employee Director, a retirement or resignation as a director, in each case only on or after attaining age 55 with 10 or more years of service or after attaining age 65.

          (jj)"Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          (kk)"Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

          (ll)"Securities Act" means the Securities Act of 1933, as amended from time to time.

          (mm)"Severance Date" means the date of termination of employment or service as further defined in Section 6.3.

          (nn)"Stock Appreciation Right" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

          (oo)"Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

          (pp)"Stock Unit" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding

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  shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

          (qq)"Subsidiary" means The Macerich Partnership, L.P., Macerich Management Company, Macerich Property Management Company, LLC, Westcor Partners, LLC, Westcor Partners Properties, LLC, Macerich Westcor Management, LLC and Westcor Partners of Colorado, LLC, Macerich Queens Limited Partnership, Macerich Queens Expansion, LLC, or any corporation or other entity controlled (by stock ownership or otherwise), directly or indirectly by, or under common control with, the Corporation.

          (rr)"Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

8.
NON-EMPLOYEE DIRECTOR FORMULA OPTIONS

        8.1    Participation.

          Awards under this Article 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements approved by the Board or the Committee.

        8.2    Annual Option Grants.

          (a)    Time of Initial Award.    After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 2,500 shares of Common Stock.

          (b)    Subsequent Annual Awards.    On December 31 in each year during the term of the Plan commencing 2003, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.

          (c)    Maximum Number of Shares.    Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 8.2 in any calendar year.

        8.3    Option Price.

          The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Option may be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price. The Corporation shall not be obligated to deliver the shares unless and until it receives full payment of the exercise price therefor.

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        8.4    Option Period and Exercisability.

          Each Option granted under this Article 8 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 8.2 shall become exercisable upon the date which is six months after the Award Date.

        8.5    Termination of Directorship.

          (a)  If a Non-Employee Director's services as a member of the Board of Directors terminate due to death or Total Disability, any Option granted pursuant to this Article 8 held by such Participant shall immediately become and shall remain exercisable for one year after the date of such termination and no longer, or until the expiration of the stated term of such Option, whichever first occurs.

          (b)  If a Non-Employee Director's services as a member of the Board of Directors terminate for any reason other than due to death, Total Disability or for cause, then any Option granted pursuant to this Article 8 which is not then exercisable shall terminate and any Option which is then exercisable shall remain exercisable for one year after the date of such termination and no longer, or until the expiration of the stated term of such Option, whichever first occurs.

          (c)  If a Non-Employee Director's services as a member of the Board of Directors terminate for cause (as determined under applicable law), the Option shall terminate on the date of such termination.

        8.6    Adjustments; Acceleration.

          Options granted under this Article 8 shall be subject to adjustment as provided in Section 6.2, but only to the extent that such adjustment is generally consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation. Upon the occurrence of a Change in Control Event, each Option granted under Section 8.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 8 is not exercised prior to (a) a dissolution of the Corporation or (b) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 6.2 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

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EXHIBIT A

PERFORMANCE-BASED BUSINESS CRITERIA

        Funds From Operations means Funds from Operations, as defined by The National Association of Real Estate Investment Trusts at the time of the grant of an Award, for the applicable period, as reflected in the Corporation's periodic financial reports for the period, on an aggregate, diluted and/or per share basis.

        Stock Appreciation means an increase in the price or value of the Common Stock of the Corporation after the date of grant of an Award and during the applicable period.

        Total Stockholder Return means the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period.

        Occupancy Gains means increases in the occupancy level (leased and occupied areas) of malls and freestanding store area (excluding Anchors) (owned at both the beginning and end of the applicable period) during the period, measured as a percentage of the gross leasable/occupiable area of such properties, as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

        EBITDA means earnings before interest, taxes, depreciation and amortization for the applicable period, as reflected in the Corporation's financial reports for the applicable period.

        Total Revenue Growth means the increase in total revenues after the date of grant of an Award and during the applicable period, as reflected in the Corporation's financial reports for the applicable period.

        Net Income means net income as reflected in the Corporation's financial reports for the applicable period, on an aggregate, diluted and/or per share basis.

        Square Footage Growth means the increase, between the beginning and end of the applicable period, in the square feet of gross leasable mall and free standing stores area (excluding Anchors), as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

        Sales Per Square Foot Growth means the increase in the average sales per square foot of leased space by retailers leasing mall and freestanding stores with 10,000 square feet or less (excluding theaters) that occupied their space during the entire year or other applicable period over the average sales per square foot of leased space by such retailers that occupied their space for the entire preceding year or other preceding applicable period, as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable periods.

        Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (GAAP) and all determinations shall be made in accordance with GAAP, as applied by the Corporation in the preparation of its periodic reports to stockholders.

Appendix B

THE MACERICH COMPANY
EMPLOYEE STOCK PURCHASE PLAN

i

THE MACERICH COMPANY
EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of The Macerich Company Employee Stock Purchase Plan.

1.    PURPOSE

  The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation at a favorable price and upon favorable terms. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation. This plan is not intended to qualify as an "employee stock purchase plan" under Section 423 of the Code because most Eligible Employees are employed by Participating Subsidiaries that are ineligible to participate in such a plan.

2.    DEFINITIONS

  Capitalized terms used herein which are not otherwise defined shall have the following meanings.

  "Account" means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

  "Beneficially Own" means to own, directly or indirectly, Equity Shares through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

  "Board" means the Board of Directors of the Corporation.

  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 12.

  "Commission" means the U.S. Securities and Exchange Commission.

  "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

  "Compensation" means (1) if the Eligible Employee is a salaried employee, the Eligible Employee's regular salary from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee's regular gross pay from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for his or her regularly-scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code and, for purposes of the 10% limit in Section 6(b), amounts deferred under nonqualified deferred compensation plans. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances.

  "Constructively Own" means to own, directly or indirectly, Equity Shares through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.

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  "Contributions" means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

  "Corporation" means The Macerich Company, a Maryland corporation, and its successors.

  "Effective Date" means April 1, 2003, the date this Plan was adopted by the Board.

  "Eligible Employee" means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Subsidiary." Notwithstanding the foregoing, "Eligible Employee" shall not include any employee:

  (a)
  who has been employed by the Corporation or a Subsidiary for less than one year; or

  (b)
  whose customary employment is for 19.23 hours or less per week (which is the equivalent of 1,000 hours or less on an annualized basis).

  For purposes of the one year of employment requirement in (a), employment by a corporation, partnership or other entity prior to the acquisition of such entity by the Corporation or a Subsidiary shall be considered as employment with the Corporation or Subsidiary, as the case may be, and employment in the management of any shopping mall or other property immediately prior to the Corporation's or a Subsidiary's acquisition of a direct or indirect interest in, or becoming the manager of, such property of any individual who becomes an employee of the Corporation or Subsidiary in connection with such event shall be counted as employment with the Corporation or Subsidiary, as the case may be.

  "Equity Shares" means shares that are either Common Stock or Preferred Stock.

  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

  "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

  "Exercise Price" means the per share exercise price of an Option as determined in accordance with Section 8(b).

  "Fair Market Value" on any date means:

  (a)
  if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in the Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

  (b)
  if the Common Stock is not listed or admitted to trade on a national securities exchange but is traded on the Nasdaq National Market or the Nasdaq SmallCap Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date) as quoted on such exchange or market (or, in the event of more than one such quote, as quoted on the exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

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  (c)
  in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee at such time for purposes of this Plan.

  "Grant Date" means, with respect to an Offering Period, the first day of that Offering Period.

  "Individual Limit" has the meaning given to such term in Section 4(b).

  "Offering Period" means each six-month period commencing January 1 or July 1 and ending the immediately following June 30 or December 31, respectively.

  "Option" means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

  "Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Participation Agreement to make Contributions pursuant to Section 6.

  "Participating Subsidiary" shall have the meaning given to such term in Section 19(e).

  "Participation Agreement" means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

  "Plan" means this The Macerich Company Employee Stock Purchase Plan, as it may be amended from time to time.

  "Preferred Stock" means the Preferred Stock of the Corporation.

  "Subsidiary" means The Macerich Partnership, L.P., Macerich Management Company, Macerich Property Management Company, LLC, Westcor Partners, LLC, Westcor Partners Properties, LLC, Macerich Westcor Management, LLC, Westcor Partners of Colorado, LLC, Macerich Queens Limited Partnership and Macerich Queens Expansion, LLC or any corporation or other entity controlled (by stock ownership or otherwise) directly or indirectly by, or under common control with, the Corporation.

3.    ELIGIBILITY

  Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.    STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

  (a)
  Aggregate Share Limit.    Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock, any of its shares of Common Stock held as "phantom" treasury shares, and any of its shares of Common Stock purchased on the open market for re-delivery under this Plan. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 750,000 shares, subject to adjustments pursuant to Section 17.

  (b)
  Individual Share Limit.    The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 1,000, subject to adjustments pursuant to Section 17 (the "Individual Limit"). The Committee may amend the Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval, except to the extent required by law or applicable stock exchange rules. The Individual Limit shall, unless otherwise provided by the Committee, be proportionately increased for any Offering Period of less than or greater than six months.

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  (c)
  Shares Not Actually Delivered.    Shares that are subject to or underlie Options which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under the Plan.

5.    OFFERING PERIODS

  During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. The first Offering Period shall commence as of the date determined by the Committee, which date shall be no earlier than the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19.

6.    PARTICIPATION

  (a)
  Enrollment.    An Eligible Employee may become a participant in this Plan by completing a Participation Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Participation Agreement must be signed by the Eligible Person and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee's Compensation to be credited to the Participant's Account as Contributions each pay period.

  (b)
  Contribution Limits.    Notwithstanding the foregoing, a Participant may not elect to contribute more than ten percent (10%) (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions. The Committee also may prescribe other limits, rules, or procedures for Contributions.

  (c)
  Content and Duration of Participation Agreements.    Participation Agreements shall contain the Eligible Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee's Participation Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee's participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Participation Agreement that becomes effective, or (3) the Committee requires that a new Participation Agreement be executed and filed with the Corporation.

7.    METHOD OF PAYMENT OF CONTRIBUTIONS

  (a)
  Participant Accounts.    The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The amount of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Exercise Price of shares acquired, by any other amounts distributed pursuant to Sections 7(e), 9(b) or 11 or by any amounts used to satisfy withholding obligations pursuant to Section 25.

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  (b)
  Payroll Deductions.    Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

  (c)
  Changes in Contribution Elections.    A Participant may discontinue, increase, or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation's receipt of such election. Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period. Other modifications or suspensions of Participation Agreements are not permitted.

  (d)
  Discontinuance of Plan Contributions (Other Than a Withdrawal).    A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation's receipt of such election.

  (e)
  Withdrawal During an Offering Period.    A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(e) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts are not permitted.

  (f)
  Leaves of Absence.    During leaves of absence approved by the Corporation or a Participating Subsidiary, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.    GRANT OF OPTION

  (a)
  Grant Date; Number of Shares.    On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Exercise Date. The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Exercise Price, subject to the limits of Section 8(c).

  (b)
  Exercise Price.    The Exercise Price per share of the shares subject to an Option for an Offering Period shall be the lesser of: (1) 90% of the Fair Market Value of a share of Common Stock on the applicable Grant Date; or (2) 90% of the Fair Market Value of a share of Common Stock on the applicable Exercise Date. The Committee may, however, provide

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    prior to the start of an Offering Period that the Exercise Price per share of Common Stock for that Offering Period shall be determined (1) based on a different discount amount (as opposed to a full 10% discount as contemplated by the preceding sentence) provided that in no event shall the applicable discount amount be greater than 10%, and/or (2) based on the applicable discount amount applied to the Fair Market Value of a share of Common Stock on the applicable Grant Date or Exercise Date (as opposed to the lesser of the Fair Market Value of a share on the Grant Date or the Fair Market Value of a share on the Exercise date as contemplated by the preceding sentence). Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

  (c)
  Limits on Share Purchases.    Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

  (1)
  it would, if exercised, cause the person to own stock (within the meaning of Section 423 of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Subsidiary; or

  (2)
  such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, or any Subsidiary that accrue at a rate that exceeds $26,000 of the fair market value of the stock of the Corporation, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time; or

  (3)
  it would, if exercised, cause the person to Beneficially Own or Constructively Own Equity Shares in excess of 9.8% of the lesser of the number or value of the then-outstanding Equity Shares, except as otherwise permitted in accordance with the Corporation's charter.

    For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock that the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.    EXERCISE OF OPTION

  (a)
  Purchase of Shares.    Unless a Participant withdraws pursuant to Section 7(e) or the Participant's Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Exercise Price with the balance of such Participant's Account.

  (b)
  Account Balance Remaining After Purchase.    If any amount which is not sufficient to purchase a whole share remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (1) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a

6

    Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the share limit of Section 4(a) is reached, any amount that remains in a Participant's Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds one of the limits of Section 8(c) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.  DELIVERY OF SHARES

  As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation can not issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares can not be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.  TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

  (a)
  General.    Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant's death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her (or, in the event of the Participant's death, to the person or persons entitled thereto under Section 13) in cash, and such Participant's Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

  (b)
  Change in Eligible Status; Leave.    If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Exercise Date (for example, and without limitation, due to a change in the Participant's employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant's employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant's customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Exercise Date, such Participant's Contributions shall cease (subject to Section 7(f)), and the Contributions previously credited to the Participant's Account for that Offering Period shall be used to exercise the Participant's Option as of the applicable Exercise

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    Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant's Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

  (c)
  Re-Enrollment.    A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Participation Agreement and such Participant must file a new Participation Agreement to resume Plan participation in any succeeding Offering Period.

  (d)
  Change in Subsidiary Status.    For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.  ADMINISTRATION

  (a)
  The Committee.    The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the "Committee" shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

  (b)
  Powers and Duties of the Committee.    Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

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  (c)
  Decisions of the Committee are Binding.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

  (d)
  Indemnification.    Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

  (e)
  Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

  (f)
  Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.  DESIGNATION OF BENEFICIARY

  If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant's Account under this Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

  If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

  If a Participant's death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant's death, then any shares purchased for that Offering Period and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

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14.  TRANSFERABILITY

  Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant's death, the Participant's beneficiary pursuant to Section 13.

15.  USE OF FUNDS; INTEREST

  All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.  REPORTS

  Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Exercise Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.  ADJUSTMENTS OF AND CHANGES IN THE STOCK

  Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

  (a)
  proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maximum numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Exercise Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

  (b)
  make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

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  The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Exercise Price of the Option.

  In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.  POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

  Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant's Account shall be paid to him or her in cash without interest.

19.  TERM OF PLAN; AMENDMENT OR TERMINATION

  (a)
  Effective Date.    Subject to Section 19(b), this Plan shall become effective as of the Effective Date.

  (b)
  Stockholder Approval.    Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the stockholders of the Corporation within twelve months after the Effective Date. Notwithstanding anything else contained herein to the contrary, no shares of Common Stock shall be issued or delivered under this Plan until such stockholder approval is obtained and, if such stockholder approval is not obtained within such twelve-month period of time, all Contributions credited to a Participant's Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve-month period.

  (c)
  Termination.    No new Offering Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19. In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants' Account balances.

  (d)
  Board Amendment Authority.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or listing agency, or deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the

11

    Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

  (e)
  Certain Additional Committee Authority.    Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board's authority thereunder and without limiting the Committee's authority pursuant to any other provision of this Plan, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a "Participating Subsidiary"). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval, except to the extent required by law or applicable stock exchange rules or as deemed necessary or advisable by the Board.

20.  NOTICES

  All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.  CONDITIONS UPON ISSUANCE OF SHARES

  This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.  PLAN CONSTRUCTION

  (a)
  Section 16.    It is the intent of the Corporation that transactions involving Options under this Plan (other than "Discretionary Transactions" as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

  (b)
  Section 423.    This Plan and Options are not intended to qualify under Section 423 of the Code. Nevertheless, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

  (c)
  Interpretation.    If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be

12

    interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.  EMPLOYEES' RIGHTS

  (a)
  No Employment Rights.    Nothing in this Plan (or in any Participation Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person's compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Participation Agreement.

  (b)
  No Rights to Assets of the Company.    No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Participation Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

  (c)
  No Stockholder Rights.    A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.  MISCELLANEOUS

  (a)
  Governing Law.    This Plan, the Options, Participation Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Maryland.

  (b)
  Severability.    If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

  (c)
  Captions and Headings.    Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

  (d)
  No Affect on Other Plans or Corporate Authority.    The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or

13

    authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.  TAX WITHHOLDING

  Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant's Account balance as of an Exercise Date, before the exercise of the Participant's Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the balance of the Participant's Account (after reduction for the tax withholding amount).

  Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary's tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant's exercise of an Option, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

        IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this    day of                         , 2003.

THE MACERICH COMPANY

By:

Its:

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You are cordially invited to attend the
Annual Meeting of Stockholders of
THE MACERICH COMPANY
to be held
Wednesday, May 28, 2003 at 10:00 a.m. Local Time
at
THE FAIRMONT MIRAMAR HOTEL
101 WILSHIRE BOULEVARD
SANTA MONICA, CALIFORNIA

DETACH HERE

PROXY

THE MACERICH COMPANY
Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting to be held on May 28, 2003

The undersigned stockholder of The Macerich Company, a Maryland corporation (the "Company"), hereby appoints Thomas E. O'Hern and Richard A. Bayer, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California on May 28, 2003 at 10:00 a.m. local time, and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any Proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" Proposals 2, 3 and 4 as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(If you have written in the above space, please mark the corresponding box on the reverse side of this Proxy)

SEE REVERSE SIDE

THE MACERICH COMPANY

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8253
EDISON, NJ 08818-8253

Voter Control Number

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

0682

☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR the election of each of the nominees for director and FOR Proposals 2, 3 and 4.

THE MACERICH COMPANY

1.	Election of all nominees for director. (on the right)	FOR ALL ☐	WITHHELD AS TO ALL ☐	Nominees: Arthur M. Coppola, James S. Cownie and Mace Siegel
	FOR EXCEPT AS NOTED	☐
Vote withheld from the following nominee(s)
		FOR	AGAINST	ABSTAIN
2.	Approval of 2003 Equity Incentive Plan.	☐	☐	☐
3.	Approval of Employee Stock Purchase Plan.	☐	☐	☐
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2003.	☐	☐	☐

5.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Comments/Address Change				☐

The signer hereby revokes all Proxies heretofore given by the signer with respect to said meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as name appears on this Proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give full title as such. Corporations and partnerships shall sign in full corporate or partnership name by an authorized person.

Signature:	Date:	Signature:	Date:

QuickLinks

ABOUT THE ANNUAL MEETING
PROPOSAL 1: ELECTION OF DIRECTORS
Summary Compensation Table
Aggregated Option Exercises in 2002 and Fiscal Year-End Option Values
PROPOSAL 2: APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN
2003 Equity Incentive Plan (Annual Non-Employee Director Automatic Option Awards)
PROPOSAL 3: APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN
REPORT OF THE COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
PRINCIPAL STOCKHOLDERS
AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
OTHER MATTERS
  Appendix A
THE MACERICH COMPANY 2003 EQUITY INCENTIVE PLAN
  Appendix B
THE MACERICH COMPANY EMPLOYEE STOCK PURCHASE PLAN